                            SCHEDULE 14A Information
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             Security First Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             Security First Trust
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
                                  ----------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
                                                        ------------------------
     3)   Filing Party:
                        --------------------------------------------------------
     4)   Date Filed:
                      ----------------------------------------------------------

                             SECURITY FIRST TRUST
                         11365 West Olympic Boulevard
                         Los Angeles, California 90064

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of each Portfolio ("Series") of Security First Trust ("Trust"), a Massachusetts business trust, will be held at the offices of Security First Group, Inc. at 11365 West Olympic Boulevard, Los Angeles, California 90064, on October __, 1997, at 10:00 a.m., Pacific Time, to consider the following actions:

          (1) To consider and vote upon a Master Investment Management and Advisory Agreement between each Series of the Trust and Security First Investment Management Corporation ("Security Management");

          (a) When MetLife is the ultimate parent of Security Management which is the investment adviser to the Trust; and

          (b) In the interim should Great-West Life Insurance company become the ultimate parent of Security Management before the closing of the MetLife transaction;

          (2) To consider and vote upon SubAdvisory Agreements between Security Management and;

          (a) T. Rowe Price Associates, in regard to T. Rowe Price Growth and
              ------------------------
              Income Series;

          (b) Neuberger & Berman LLC, in regard to the Bond Series; and
              ----------------------

          (c) Virtus Capital Management, Inc. in regard to the Virtus U.S.
              -------------------------------
              Government Income Series and Virtus Equity Series

          (3) To transact such other business as may properly come before the Meeting and any adjournment thereof.

     The shareholders of each of the Series of Security First Trust are invited to attend the meeting. The shares owned by Security First Life Separate Account A and Fidelity Standard Life Separate Account ("Separate Accounts") in each of the Series will be voted by the Separate Accounts in accordance, and in proportion, with the instructions furnished by contractholders whose contracts are invested in the relevant shares of Security First Trust. Contractholders therefore are requested to complete, date, and sign the enclosed form of voting instructions and to return it promptly in the envelope provided for that purpose. Your vote is important, so please read the instructions carefully and designate your vote with regard to the matters listed above.

     The record date for the entitlement to vote is September __, 1997.
                                                    ---------

                                    By Order of the Trustees

                                    Richard C. Pearson
                                    Secretary
Los Angeles, California
Dated September __, 1997

                                PROXY STATEMENT

                             SECURITY FIRST TRUST
                         11365 West Olympic Boulevard
                         Los Angeles, California 90064

                        SPECIAL MEETING OF SHAREHOLDERS

                               October __, 1997

     This proxy statement is furnished on behalf of the Board of Trustees of Security First Trust (the "Trust"), a Massachusetts business trust, for use at the Meeting of Shareholders of each of the various Portfolios ("Series") of the Trust to be held at the offices of The Security First Group, Inc. ("Security First Group" or "SFG"), 11365 West Olympic Boulevard, Los Angeles, California 90064 on October __, 1997, at 10:00 a.m., Pacific Time, and at any adjournments thereof. The approximate date on which this proxy statement and the accompanying form of proxy are first being sent or given to securityholders is September , 1997.

     A proxy may be revoked at any time by (a) submitting a subsequently dated proxy, (b) attending the meeting and voting in person, or (c) giving written notice of revocation to the Secretary of the Trust. This solicitation of proxies is made by the Board of Trustees of the Trust. The cost thereof will be borne by Security First Investment Management Corporation. Voting instructions may be revoked at any time by submitting a subsequently dated voting instruction card or by giving written notice of revocation.

     Security First Life Separate Account A, a separate account created pursuant to Delaware insurance law, and the Fidelity Standard Life Separate Account, a separate account created pursuant to Delaware insurance law ("Separate Accounts"), each of which is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), and the Security First Group Securities Savings Plan, a tax qualified retirement plan, own of record all of the shares of the various Series of the Trust. The shares owned by the Separate Accounts will be voted by their respective sponsoring insurance companies in accordance with the instructions furnished by contractholders whose contract values are invested in shares of each of the relevant investment portfolios ("Series") of the Trust. In the event that a contractholder fails to give instructions on the enclosed proxy card as to a proposal described in the voting instruction card, the shares that are the subject of such instructions will be voted for the proposals. Shares as to which no proxies are received will be voted proportionately based upon the voting instructions given by other contractholders.

     The executed proxy will be voted by shareholders of the various relevant Series of the Trust, for or against (1) the approval of a master Investment Management and Advisory Agreement between the Trust and Security First Investment Management Corporation ("Security Management") where (a) Security Management is a controlled company of MetLife and (b) Security Management is a controlled company of The Great-West Life Assurance Company and Great-West Lifeco, Inc. and (2) the approval of an applicable Sub-Advisory Agreement between Security Management and the applicable subadviser and (3) whatever other business as may properly come before the meeting and any adjournment thereof. The Board of Trustees does not know of any actions to be considered at the Meeting other than those mentioned. If any other matter is presented, the persons named in the proxy will vote in accordance with their best judgment.

     Majority Vote: Approval of a Series' Advisory or Sub-Advisory Agreement
     -------------
requires the vote of a majority of the outstanding securities of that Series. For this purpose, a "majority" means (a) 67 percent or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities, whichever is less.

     The number of shares of each Series for which each contractholder in a Separate Account is entitled to give voting instructions to the sponsoring insurance company is computed as follows:

     (1)  For a contract/certificate in the accumulation phase:

          The total value of accumulation units in that Series held under the contract/certificate as of the record date, divided by the net asset value of one share of the Series on that same date; and

     (2)  For a contract/certificate in the payout phase:

          The actuarial value of annuity units in that Series held in the Separate Account attributable to the future annuity payments under the contract/certificate in that Series as of the record date, divided by the net asset value of one share of the Series on that same date.

     As of September __, 1997, the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting, the following number of shares of beneficial interest of the various Series of the Trust were outstanding, of which the indicated percentages were owned by Security First Life Separate Account A ("SFLSAA"), Fidelity Standard Life Separate Account ("FSLSA") and the Security First Group Securities Savings Plan ("SFG Plan"):


                                                          SFG
                             SHARES     SFLSAA   FSLSA   PLAN
SERIES                    OUTSTANDING      %       %       %
-------------             ------------  -------  ------  -----
                              (000)
T. Rowe Price Growth         12,588      98.75    --      1.25
 and Income
Bond                          2,648      98.87    --      1.13
Virtus U.S. Government        5,387     100       --       -0-
 Income
Virtus Equity                 5,817     100       --       -0-

                 Total:      26,440


     For ease of reference, the following table lists the proposals to be acted on by shareholders of the various Series of the Trust, and indicates which Series are eligible to vote on each such proposal.


                                            Affected
Proposal            Description              Series
--------            -----------             ---------

1(a)        Consideration of Master            All
 ---        Investment Management and
            Advisory Agreement with
            Security Management where
            MetLife controls Security
            Management

1(b)        Consideration of Master            All
 ---        Investment Management and
            Advisory Agreement with
            Security Management where
            Great-West controls Security
            Management

2(a)        Consideration of Subadvisory    T. Rowe Price
            Agreement between Security      Growth and
            Management and Price            Income Series
            Associates

2(b)        Consideration of Subadvisory    Bond Series
            Agreement between Security
            Management and Neuberger &
            Berman, LLC

2(c)        Consideration of Subadvisory    Virtus Equity
            Agreement between Security      Virtus U.S.
            Management and Virtus           Government
            Capital Management, Inc.        Income

     A copy of the Trust's most recent annual report to shareholders and a copy of the most recent semi-annual report succeeding the annual report, if any, will be furnished, without charge, to shareholders of the Trust upon request. Any such request should be directed to:

                             Attn:  Bank Services
                             Security First Group
                         11365 West Olympic Boulevard
                        Los Angeles, California  90064
                                (800) 284-4536


                             PROPOSED TRANSACTIONS
                             ---------------------
                            and their effect on the
                    Investment Management and Advisory and
                            Sub-Advisory Agreements

     Currently, Trilon Financial Corporation ("Trilon") owns a majority interest (i.e. 57%) in London Insurance Group Inc. ("LIG"). LIG, in turn, owns 100% of the outstanding voting securities of Security First Group, Inc. ("Security First Group"), the direct (100%) parent corporation of Security Management.

     Currently, Security Management serves as investment adviser to the Bond Series and the T. Rowe Price Growth and Income Series pursuant to a Master Investment Management and Advisory Agreement dated June 6, 1994, and to the Virtus U.S. Government Income Series and the Virtus Equity Series pursuant to a similar Investment Management and Advisory Agreement dated May 18, 1994. Such agreements are referred to hereinafter as the "current" or "existing" Advisory Agreements. The current Advisory Agreements were most recently extended by the Board of Trustees on August 21, 1997 through September 30, 1988.

     The term "assignment" is defined in the Investment Company Act of 1940 ("1940 Act") to include a transfer of a controlling block of the assignor's voting securities by a security holder of the assignor.

     The term "control" is defined in the 1940 Act to include any person who owns either directly or through one or more controlled companies, more than 25% of the voting securities of a company. Such a person shall be presumed to control such company.

     Under the 1940 Act (Section 15(a)(3)), an investment advisory contract must provide for its automatic termination in the event of its assignment. The existing Advisory Agreements between the individual Series of the Trust and Security Management so provide. The staff of the Securities and Exchange Commission uniformly holds that a change of control such as proposed here amounts to an assignment and thereby terminates an investment company's investment advisory contract. Thus, under the terms of the contracts and based upon the defined terms of "control" and "assignment", the current Advisory Agreements between the Trust as to each Series thereof and Security Management may be construed to terminate upon the change of control of SFG. At the same time, since subadvisory contracts are agreements between the investment company's investment adviser and the applicable subadvisers whereby the subadviser performs certain duties on behalf of the investment adviser, the fact that the investment advisory contracts are terminated also terminates each subadvisory contract.

Proposed Transactions
---------------------

     There are two separate and distinct transactions either or both of which could have an effect on the ultimate control of Security Management and thus the termination of the Trust's advisory and subadvisory contracts. The first transaction involves the change of control of the immediate parent of Security Management to the Metropolitan Life Insurance Company ("MetLife"). That transaction is described under the heading "Proposed MetLife Transaction" which appears immediately below.

     There is a second Proposed Transaction which involves the purchase of the outstanding voting shares of LIG by The Great-West Life Assurance Company, a Canadian life insurer which is also licensed to operate in the United States, and its holding company Great-West Lifeco, Inc. (collectively, "Great-West"). For ease of reference, we shall describe this transaction as the "Proposed Great-West Transaction". The Proposed Great-West Transaction would have the same impact on control and assignment of the advisory contract as is discussed under the Proposed MetLife Transaction described immediately hereafter. Should Great-West acquire control of LIG, Great-West, it is understood, intends to honor the LIG Agreement to sell the shares of SFG that LIG owns (100%) to MetLife. Because both proposed transactions require certain regulatory approvals, however, there is no way that it can be ascertained with certainty which transaction will be consummated first and which will be second.

     Should the Proposed MetLife Transaction be consummated first in time, Great-West's control of LIG will become moot in that MetLife will become the direct controlling parent of SFG and LIG will no longer be in the chain of control of Security Management. If, however, the closing on the Proposed Great-West Transaction occurs first in time, Great-West would be (at least temporarily) the ultimate parent of Security Management with MetLife becoming the direct (second stage) parent of Security Management upon the closing of the subsequent MetLife transaction.

     Since it could be construed that the Proposed Great-West Transaction, should it occur first, would result in a termination by assignment of the advisory agreement and the subadvisory agreements, approval of shareholders is being sought for (a) the period of time between the closing on the Proposed Great-West Transaction and the closing of the Proposed MetLife Transaction should that be necessary, or (b) in the event the MetLife transaction never occurs. Discussed more fully under II below is a description of Great-West and the Proposed Great-West Transaction.

I.   PROPOSED METLIFE TRANSACTION
     ----------------------------

     MetLife has entered into a Stock Sale Agreement with LIG, the owner of 100% of the outstanding voting shares of SFG whereby LIG is to sell all of the outstanding shares of SFG to MetLife which is purchasing the SFG stock to be held by a wholly-owned subsidiary. SFG owns 100% of the outstanding shares of Security Management.

     MetLife, with assets of $167 billion at June 30, 1997, is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which is approximately $1.5 trillion. MetLife's approximately $1.0 trillion in group life insurance in force continues its position as the largest provider of group life insurance in the United States. In addition to the United States, MetLife and its subsidiaries market insurance and investment products and services in Canada, the United Kingdom, Spain, Portugal, Taiwan, Mexico, Hong Kong, Argentina and South Korea. MetLife and its subsidiaries own or have under management approximately $309.8 billion in total assets. MetLife and its insurance subsidiaries provide life, health, disability and automobile and homeowners insurance, as well as pension and pension-related services, annuities and investment-related services, to individuals, corporations and other institutions. MetLife also provides investment management and advisory services and commercial financial services through its principal non-insurance subsidiaries. As a mutual life insurance company, MetLife has no shareholders.

     At present, Trilon is considered ultimately to control Security Management in the chain of ownership. Upon consummation of the Proposed MetLife Transaction, MetLife will be considered to ultimately control Security Management. As a mutual insurance company, MetLife has no shares outstanding and, therefore is not a corporation which can be "controlled" by any other entity.

     The following Table of Organization describes the present ownership of control of the parent of Security Management as well as the ownership of control after the Proposed MetLife Transaction is consummated:


          PRESENT              AFTER PROPOSED METLIFE TRANSACTION
          -------              ----------------------------------
          Trilon                            MetLife*
          ------                            --------
          57%                                100%
          LIG                                SFG
          100%                               100%
          SFG                         Security Management
          100%
   Security Management

     * Upon consummation, MetLife may transfer its ownership interest in Security Management to one of its wholly-owned subsidiaries.

     The shareholders of each of the Trust's Series have approved the current Advisory Agreement with Security Management. In addition, each investment Series has approved the current subadvisory agreement between Security Management and the applicable subadviser. The four investment portfolios of the Trust are each operated on a subadvisory basis through the applicable Master Investment Management and Advisory Agreement with Security Management. The three relevant subadvisers for the four Series are:

     1. T. Rowe Price Growth and Income Series - Sub-Adviser: T. Rowe Price Associates pursuant to a subadvisory agreement originally approved by shareholders on June 6, 1994 and continued by the Board of Trustees annually thereafter through September 30, 1998;

     2. Bond Series - Sub-Adviser: Neuberger & Berman, LLC pursuant to a subadvisory agreement approved by shareholders on July 15, 1997;

     3. Virtus U.S. Government Income Series - Sub-Adviser: Virtus Capital Management, Inc. pursuant to a subadvisory agreement approved by shareholders on May 18, 1994 and continued by the Board of Trustees annually thereafter through September 30, 1998; and

     4. Virtus Equity Series - Sub-Adviser: Virtus Capital Management, Inc. pursuant to a subadvisory agreement approved by shareholders on May 18, 1994 and continued by the Board of Trustees annually thereafter through September 30, 1998.

     Because of the Proposed MetLife Transaction described above and the interpretations thereof, shareholders of each of the four Series of the Trust are being asked to vote upon the approval of a new Master Investment Management and Advisory Agreement ("Proposed

Advisory Agreement") with Security Management, which will contain the same material terms, fees and conditions with respect to each of the Series as are now contained in the applicable current Advisory Agreement. The votes of each Series of the Trust will be separately recorded in regard to the approval of the Proposed Advisory Agreement. At the same time, the shareholders of each of the four Series are also being asked to vote upon only the subadviser applicable to his or her investment (directly or through the variable annuity contract in which his or her moneys are invested).

     For the convenience of the reader/voter, each Series is separately listed and identified under Proposal 2 below in these materials and information is given relating to the SubAdviser for that Series.

II.  PROPOSED GREAT-WEST TRANSACTION
     -------------------------------

     Great-West has offered to purchase all of the outstanding common shares of London Insurance Group ("LIG"). Lifeco and Great-West have also entered into an irrevocable lock-up agreement with Trilon Financial Corporation ("Trilon") to purchase all of the outstanding shares of LIG owned directly or indirectly by Trilon. LIG owns all of the outstanding voting shares of SFG. SFG owns 100% of the outstanding shares of Security Management.

     Great-West Lifeco Inc. ("Lifeco") was incorporated under the laws of the Canada Business Corporations Act in 1979 and reorganized in 1986 for the purpose of acquiring and holding common shares of Great-West. At June 30, 1997, Lifeco owned 1,989,169 common shares of Great-West or approximately 99.5% of the outstanding shares of Great-West. Lifeco currently has no other holdings and carries on no business or activities unrelated to its holdings in Great-West. Lifeco is not restricted to investing only in the shares of Great-West and may make other investments in the future. Power Financial Corporation, a financial services company, owned approximately 86.4% of the outstanding common shares of Lifeco as of June 30, 1997. Power Corporation of Canada, a holding management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada. The head office and principal place of business of Lifeco is 100 Osborne Street North, Winnipeg, Manitoba, Canada R3CC 3A5.

     Great-West was incorporated in 1891 by an Act of Parliament of Canada as a Canadian stock life insurance company. Its Canadian headquarters are located at 100 Osborne Street North, Winnipeg, Manitoba, Canada 43C 1V3. Its U.S. headquarters is located at 8515 E. Orchard Rd., Englewood, Colorado 80111. It is licensed to do business throughout Canada and in the United States, except in the State of New York. Great-West's U.S. operations are conducted primarily through Great-West Life & Annuity Insurance Company, a wholly owned subsidiary of Great-

West, domiciled in Colorado and licensed to do business in Guam, Puerto Rico, and the District of Columbia and all states except New York, and conducted through First Great-West Life & Annuity Insurance Company in New York. At June 30, 1997, GWL&A's assets accounted for approximately 68% of Great-West's total assets. Through Great-West in Canada and through GWL&A in the U.S., a wide range of life insurance, health insurance, and retirement and investment products is offered to individuals, businesses and other private and public organizations. The marketing and development of product investment management and corporate functions are managed separately for Canada and the U.S. through Great-West and GWL&A.

     As discussed above, at present, Trilon is considered ultimately to control Security Management in the chain of ownership. Upon consummation of the Proposed Great-West Transaction, Great-West will be considered to ultimately control Security Management if the Proposed Great-West Transaction is consummated prior to the MetLife Proposed Transaction.

     The following Table of Organization describes the present ownership of control of the parent of Security Management as well as the ownership of control after the Proposed Great-West Transaction is consummated, provided it is consummated prior to the MetLife Proposed Transaction.


             PRESENT             AFTER PROPOSED GREAT-WEST TRANSACTION
             -------             -------------------------------------
             TRILON                             GREAT-WEST
              57%                                  98%*
              LIG                                  LIG
              100%                                 100%
              SFG                                  SFG
              100%                                 100%
        Security Management               Security Management

     *Estimated.


     As is discussed more fully above under the general heading "PROPOSED TRANSACTIONS", there are two separate and distinct proposed transactions which involve the change of control of Security Management. The other transaction is discussed above under the sub-heading "PROPOSED METLIFE TRANSACTION". Should the Proposed MetLife Transaction be consummated before this Proposed Great-West Transaction, MetLife will become the ultimate parent of Security Management and ownership of the voting securities of LIG will be irrelevant to the control of Security Management. If, however, this Proposed Great-West Transaction occurs first, Great West will become the ultimate parent of Security Management. Should this happen, Great-West has indicated that it intends to honor the stock sale agreement entered into between LIG and MetLife as soon as is reasonably possible. For this reason, Great-West may be considered to temporarily control Security Management during the interim period.

     The shareholders of each of the Trust's Series has approved the current Advisory Agreement with Security Management. In addition, each investment Series has approved the current subadvisory agreement between Security Management and the applicable subadviser. The four investment portfolios of the Trust are each operated on a subadvisory basis through the applicable Master Investment Management and Advisory Agreement with Security Management. The three relevant subadvisers for the four Series are:

     1. T. Rowe Price Growth and Income Series - SubAdviser: T. Rowe Price Associates pursuant to a subadvisory agreement originally approved by shareholders on June 6, 1994 and continued by the Board of Trustees annually thereafter through September 30, 1998;

     2. Bond Series - SubAdviser: Neuberger & Berman, LLC pursuant to a subadvisory agreement approved by shareholders on July 15, 1997;

     3. Virtus U.S. Government Income Series - SubAdviser: Virtus Capital Management, Inc. pursuant to a subadvisory agreement approved by shareholders on May 18, 1994 and continued by the Board of Trustees annually thereafter through September 30, 1998; and

     4. Virtus Equity Series - SubAdviser: Virtus Capital Management, Inc. pursuant to a subadvisory agreement approved by shareholders on May 18, 1994 and continued by the Board of Trustees annually thereafter through September 30, 1998.

     Because of the Proposed Great-West Transaction described herein and the interpretations of control and assignment, shareholders of each of the four Series of the Trust are being asked to vote upon the approval of a new (interim) Master Investment Management and Advisory Agreement ("Proposed Advisory Agreement") with Security Management, which will contain the same material terms, fees and conditions with respect to each of the Series as are now contained in the applicable current Advisory Agreement. The votes of each Series of the Trust will be separately recorded in regard to the approval of the Proposed Advisory Agreement. At the same time, the shareholders of each of the four Series are also being asked to vote upon only the subadviser applicable to his or her investment through the variable annuity contract in which his or her moneys are invested.

     For the convenience of the reader/voter, each Series is separately listed and identified in these materials and information is given relating to the SubAdviser for that Series.


                                   THE TRUST
                                   ---------

General
-------

     The Trust is a "series company" as that term is used in Rule 18f-2 under the 1940 Act, established pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts on February 13, 1987. The Trust is registered with the Securities and Exchange Commission as an open-end diversified management investment company with a fiscal year ending July 31.

     The Declaration of Trust currently authorizes the issuance of shares in four investment Series of the Trust. The Board of Trustees is authorized, without further shareholder action, to establish and create additional Series and to designate the rights and preferences thereof. The interests of investors in each of the Series of the Trust are separate and distinct. All consideration received for the sales of shares of a particular Series of the Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, are allocated to and belong to that Series.

     The shares of beneficial interests in the Series of the Trust are transferable shares without par value. The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of Series, all without shareholder approval. Each share of each Series represents an equal proportionate interest in the assets and liabilities belonging to that Series.

Voting Rights
-------------

     The Declaration of Trust provides that shareholders shall have power to vote only on the following matters:

     (i) to the extent required by the 1940 Act, the election of the Trustees of the Trust and the removal of Trustees;

    (ii) with respect to any contract entered into by the Trust to the extent shareholder approval is required by the 1940 Act;

   (iii) with respect to any termination or reorganization of the Trust or any Series thereof to the extent and as provided in the Declaration of Trust;

    (iv) with respect to any amendment of the Declaration of Trust that adversely affects the rights of shareholders;

     (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series of the Trust or the Trust shareholders; and

     (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

     Under the Declaration of Trust, shares of each Series of the Trust vote separately as a class on matters submitted to shareholders except as to voting for Trustees and independent auditors and except as may otherwise be required by the 1940 Act. In regard to the election of Trustees and the approval of independent auditors, shareholders of all Series of the Trust vote together as one class. In the event that the Trustees determine that a matter affects only the interest of one or more Series, such as is the case of approval of advisory and subadvisory contracts, then only the shareholders of the affected Series will be entitled to vote on that particular matter. At the Special Meeting of the various shareholders of each Series of the Trust to be held on September___, 1997, the shareholders of each Series are being asked to vote upon the proposed Advisory Agreement and a related proposed subadvisory contract. Approval or rejection of such a matter by one or more Series will not affect the interests of any other Series of the Trust.

Shareholder Meetings
--------------------

     The Trust is not required to hold annual meetings of its shareholders.

Reason For Special Meeting
--------------------------

     A regular meeting of all Series of the Trust then existing took place on May 13, 1994. At that meeting, the approval of shareholders of the Series was sought in regard to the election of Trustees and the ratification of the selection of independent auditors. Shareholder approval was also obtained at that meeting, together with subsequent Special Meetings of shareholders, of the current Advisory Agreements and related subadvisory agreements, as is more fully described hereinbelow.

     The proposed transactions discussed above necessitate this Special Meeting of Shareholders because of the impact of these events on the current Advisory Agreements between the Trust and Security Management and related subadvisory agreements between Security Management and certain subadvisory organizations in that it can be construed that the current contracts will be terminated by assignment.

Current Advisory/Subadvisory Agreements
---------------------------------------

     As noted above, Security Management has served as the investment adviser and business manager to all Series of the Trust pursuant to the current Advisory Agreements initially approved by shareholders of all Series of the Trust in 1994 and continued by the Board of Trustees thereafter. Similarly, the applicable Subadvisers have served as the Subadvisers of each of these Series pursuant to subadvisory agreements with Security Management which was last approved by shareholders on the following dates: May 13, 1994 (Virtus Equity and Virtus U.S. Government Income Series); June 6, 1994 (T. Rowe Price Growth and Income Series); and July 15, 1997 (Bond Series). The proposed acquisition of the voting stock of SFG by MetLife is presumed to be a change of control of SFG which, under prior interpretations of the 1940 Act by the staff of the Securities and Exchange Commission, would automatically terminate the Advisory Agreements between Security Management and the Trust, and, therefore, the Subadvisory Agreements between Security Management and the applicable Subadvisers as of the date of the "assignment". Similarly, the acquisition of control of LIG by Great-West, should it be consummated before the MetLife transaction, is presumed to be a change of control of Security Management.

     Upon consummation of either of the proposed transactions, the acquiring company is expected to conduct a detailed review of Security First Group and its subsidiaries, including their operations, policies, management and personnel to determine what changes, if any, would be desirable in light of such review and the circumstances which then exist. However, neither potential acquiring company has indicated that it has formulated any plans at this time to change the management or operations of Security Management.

     Security Management and the applicable Subadvisers have agreed to continue to provide investment advisory and management services to the Trust pending approval of the relevant agreements by shareholders or until another investment adviser is selected and approved by the Trust. The Investment Management and Advisory Agreement and the Subadvisory Agreement shareholders are being asked to approve are the same as the current advisory agreements which will be terminated by the change of control of Security Management that were previously approved by shareholders and subsequently continued each year by the Board of Trustees including a majority of the non-interested Trustees. The only significant difference in the relationship is the change in the ultimate parent company of Security Management.

Trustees
--------

     At the meeting of shareholders of the Trust on May 13, 1994, Messrs. Lawrence E. Marcus, Melvin M. Hawkrigg* and Jack R. Borsting and Ms. Katherine
L. Hensley were elected Trustees of the Trust. Section 15(f) of the 1940 Act states, in essence, that if the sale of a controlling interest in the investment adviser of an investment company (which the staff interprets to include the parent of the investment adviser) results in an assignment of the advisory contract, for a period of three years after such action, at least 75 per centum of the members of the board of the registered investment company cannot be interested persons of the investment adviser of such company. While the Board of Trustees of the Trust does not feel that Section 15(f) of the 1940 Act was intended to encompass the proposed transactions discussed above, the Board is so constituted so that it does indeed satisfy the 75% test.

*"Interested Person" as that term is defined in the 1940 Act.


                                   PROPOSAL 1
                                   ----------

     APPROVAL OF A MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT BY SHAREHOLDERS OF EACH OF THE VARIOUS SERIES OF THE TRUST

Proposals 1(a) and 1(b) relate to the Investment Management and Advisory Agreement between the Trust and Security Management and are intended to provide for the orderly management of the Trust depending upon whether the Met-Life Transaction or the Great-West Transaction occurs first. That is, if MetLife acquires SFG before the Great-West acquires LIG, Security Management would become a controlled company of MetLife and the subsequent Great-West Transaction would be irrelevant to the status of the Investment Management Agreement; in this event, Proposal 1(a) provides for approval of the Investment Management Agreement between the Trust and Security Management under circumstances in which Security Management is controlled by MetLife. If, on the other hand the Great-West Transaction occurs before the MetLife Transaction, Security Management would become a controlled company of Great-West; in this event, Proposal 1(b) provides for an approval of the Investment Management Agreement between the Trust and Security Management during the period when Security Management is controlled by Great-West. In either case, the Investment Management Agreement between the Trust and Security Management will be identical.

     In the event the Great-West Transaction occurs first, approval of Proposals 1(a) and (b) taken together, are intended to provide for a temporary period in which Security Management would serve as investment adviser to the trust while under control of Great-West (upon acquisition of LIG by Great-West). It is contemplated that the period of time (if any) in which the Trust would be managed by Security Management where Great-West is the controlling party will only be for a temporary interim period; nevertheless, approval of Proposal 1(b) would provide the continuous management of the Trust by Security Management where Great-West controls Security Management in the event the MetLife

Transaction occurs second or should never occur. The Trustees of the Trust, including at least a majority of the disinterested members thereof considered and approved the Investment Management Agreement which would be under Proposals 1(a) and 1(b) and recommend that shareholders vote FOR each of these Proposals.
                                                   ---

     Master Investment Management and Advisory Agreements were entered into between Security Management and the Trust: (1) with respect to the Bond Series and the T. Rowe Price Growth and Income Series, effective June 6, 1994; and (2) with respect to the Virtus U.S. Government Income Series and the Virtus Equity Series, effective May 18, 1994. Similarly, Subadvisory Agreements were entered into effective on the date of shareholder approval of the respective Series between Security Management and the applicable SubAdvisers relating to respective Series of the Trust. These agreements were originally approved by shareholders and continued annually by the Board of Trustees including a majority of the non-interested Trustees.

     Under the Proposed Advisory Agreement, a copy of which is attached as
Exhibit 1, Security Management is required to furnish to the Trust any necessary office space, equipment and personnel, clerical and bookkeeping services, and other necessary office expenses, and to provide the services of individuals who perform executive and administrative functions for the Trust.

     The proposed Advisory Agreement provides that it may be terminated as to any Series at any time on sixty (60) days written notice, without the payment of any penalty, by the Board of Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the affected Trust Series, or by Security Management. In addition, the Proposed Advisory Agreement automatically terminates in the event of its assignment.

     Pursuant to the Proposed Advisory Agreement, the Trust assumes and pays legal and independent accounting and auditing expenses of the Trust, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents and registrars, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and trustees' meetings and interest expenses. Security Management will be responsible for paying all expenses and charges not assumed by the Series of the Trust. The terms of the current Advisory Agreements and the proposed Advisory Agreement are identical in all material respects.

     For its services, Security Management will receive a fee computed by using an annual rate of .50% (1/2 of 1%, the same rate as under the "assigned" contract) based upon the average daily net assets of the Bond Series and the T. Rowe Price Growth and Income Series, and at the annual rate of .90% (nine-tenths of 1%, the same rate as under the "assigned" contract) based on the average daily net asset value of each of the Virtus Equity and Virtus U.S. Government Income Series of the Trust during the year. Compensation to Security Management is accrued daily and payable monthly.

     Under the current Advisory Agreements which might be considered terminated by "assignment" upon consummation of the proposed transactions, for the fiscal year of the Trust ended July 31, 1997, Security Management earned management fees of $225,438 from the T. Rowe Price Growth and Income Series, $14,681 from the Bond Series, $45,947 from the Virtus U.S. Government Income Series and $30,254 from the Virtus Equity Series.

     Under terms of the proposed Advisory Agreement, as is the case with the current Advisory Agreements, Security Management is obligated to waive its respective fee to the extent of the aggregate annual operating expenses of each Trust Series, exclusive of its share of taxes, interest, brokerage fees and certain extraordinary expenses, in excess of specified expense limitation. The expense limit guarantee is a requirement of California law. At present the limitation equals 2.5% of the first thirty (30) million dollars of the Trust Series' average net assets, 2.0% of the next $70 million of the Trust Series' average net assets and 1.5% of the Trust Series' remaining average net assets, calculated daily on the basis of the Trust's fiscal year. Such waiver of fees shall not exceed the full amount of the fees for such year, except as may be elected by Security Management in its discretion. The Advisory Agreement would require the Trust to subsequently repay Security Management for any fees waived or expenses incurred, provided such subsequent repayment does not result in increasing the Trust's expenses above the aforementioned expense limitation ratios.

     The proposed Advisory Agreement states that Security Management is to provide investment advisory and business management services to the respective Series of the Trust. Thus, Security Management will be responsible for supervising and directing the investments of each such Series of the Trust in accordance with that Series' investment objectives, program and restrictions. Security Management also will be responsible for effecting securities transactions on behalf of the Trust, including the allocation of principal business and portfolio brokerage. Advisory and trading functions may be delegated to the applicable SubAdviser pursuant to the contract between Security Management and such SubAdviser (discussed below under Proposal 2).

     The proposed Advisory Agreement provides that Security Management and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the proposed Advisory Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.

     The proposed Advisory Agreement provides that it will remain in effect for two years from the date of its approval by shareholders, and will continue in effect from year to year thereafter as to each such Series provided that such continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of each affected Series of the Trust and, in either event, by a majority of the Trustees of the Trust who are not parties to the Agreement or "interested persons" (as defined in the 1940
Act) of any such party. The proposed Advisory Agreement provides that it may be terminated without penalty by either party on sixty (60) days prior written notice to the other party. It also provides that it shall terminate automatically if assigned.

Information About Security Management

     Security Management proposes to continue to be the Trust's investment adviser and business manager in regard to all Series of the Trust.

     Security Management, incorporated in Delaware on December 6, 1973, is a wholly-owned subsidiary of Security First Group, Inc., also a Delaware corporation. Security Management and the Security First Group, Inc. have their principal place of business at 11365 West Olympic Boulevard, Los Angeles, California 90064. Security First Group, Inc. is currently a wholly-owned subsidiary of the LIG (see, however, "Proposed Transactions" above). LIG is a Canadian insurance services corporation which is currently a publicly-traded subsidiary of Trilon Financial Corporation of Toronto, Canada. Upon consummation of the proposed MetLife acquisition described above, the MetLife will own and control Security First Group. (See Proposed MetLife Transaction.)

     The name and principal occupation of the principal executive officer and the directors of Security Management, and each officer and employee of Security Management who is also an officer or director of the Trust (see also Trustees and Officers of Trust), are as follows:

Name and Position
with Security Management                     Principal Occupation
------------------------                     --------------------
Robert G. Mepham                        Director and President, Security First
Chairman of the Board,                  Group, Inc.; Director and Chairman,
President                               Security First Financial, Inc., a
                                        registered broker-dealer and an officer
                                        of certain of the other subsidiaries of
                                        Security First Group, Inc.; President,
                                        Security First Trust.Group, Inc.

Richard C. Pearson                      Director, Senior Vice President, General
Senior Vice President,                  Counsel and Secretary, Security First
General Counsel and Secretary           Group, Inc.; President, General Counsel
                                        and Director, Security First Financial,
                                        Inc., a registered broker-dealer and an
                                        officer of certain of the subsidiaries
                                        of Security First Group, Inc.; Senior
                                        Vice President, General Counsel and
                                        Secretary, Security First Trust.

Howard H. Kayton                        Senior Vice President, Chief Actuary.
Senior Vice President,                  Security First Group, Inc.; Senior
Chief Actuary                           Vice President, Chief Actuary, Security
                                        First Financial, Inc., a registered
                                        broker-dealer and an officer of certain
                                        of the other subsidiaries of Security
                                        First

Jane F. Eagle                           Senior Vice President, Finance, Security
Vice President, Finance                 First Group, Inc.; Senior Vice President
                                        and Treasurer, Security First Financial,
                                        Inc., a registered broker-dealer and an
                                        officer of certain of the other
                                        subsidiaries of Security First Group,
                                        Inc. Senior Vice President, Security
                                        First Trust.

James C. Turner                         Vice President - Taxation, Security
Vice President, Taxation,               First Group, Inc.; Vice President -
Assistant Secretary                     Taxation and Assistant Secretary,
                                        Security First Financial, Inc., a
                                        registered broker-dealer and an officer
                                        of certain of the other subsidiaries of
                                        Security First Group, Inc. and Vice
                                        President - Taxation, Security First
                                        Trust.

Name and Position
with Security Management                     Principal Occupation
------------------------                     --------------------
Cheryl J. Finney                        Assistant General Counsel and Assistant
Assistant General Counsel               Secretary, Security First
and Assistant Secretary                 Group, Inc.; Assistant General Counsel
                                        and Assistant Secretary, Security First
                                        Financial, Inc., a registered broker-
                                        dealer and an officer of certain of the
                                        other subsidiaries of Security First
                                        Group, Inc.; Assistant General Counsel
                                        and Assistant Secretary, Security First
                                        Trust.

     The address of each of the above individuals is 11365 West Olympic Boulevard, Los Angeles, California 90064.

Consideration of Board of Trustees

     The Board of Trustees of the Trust requested, received and considered such information as it deemed reasonably necessary to enable the Board, and in particular the independent Trustees, to evaluate the proposed Advisory Agreement. On August 21, 1997, the Board of Trustees, including a majority of the independent Trustees, voted to approve the proposed Advisory Agreement and to submit it to the shareholders of each of the Series.

     The material factors considered by the Board of Trustees were as follows: the nature and quality of services; the performance of similar funds advised by Security Management; the level of subadvisory fees to be paid; financial strength and insurance coverage; investment advisory experience and reputation; Security Management's code of ethics and compliance controls; and administrative support services.

     The factors that the Board considered most significant were that the various Series would continue to receive the benefit of business management and advisory services of no lesser quality than had been provided under the current agreement, at no increase in the fee to be paid for such services. The Board was also satisfied that Security Management (1) is knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Series, and (2) has the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the Proposed Advisory Agreement adequately.

Required Vote

     Approval of the proposed Advisory Agreement as to each of the Series of the Trust requires the vote of a majority (as that term is previously defined) of the outstanding voting securities of each such Series acting independently. Rejection of the proposed Advisory Agreement by one Series of the Trust will not prevent it from being approved by any other Trust Series.

     The Board of Trustees recommends that shareholders of each Series of the Trust vote FOR Proposals 1(a) and 1(b).
           ---


                                   PROPOSAL 2

                       APPROVAL OF SUBADVISORY AGREEMENTS

Subadvisory Agreements - General

     As discussed above in Proposal 1, Security Management will be directly responsible for providing investment advisory and business management services to each of the Series of the Trust under the Proposed Advisory Agreement. See "PROPOSAL 1; APPROVAL OF MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT." Also subject to the approval of shareholders of the Series is a Subadvisory Agreement ("Subadvisory Agreement") which, if approved, Security Management will enter into with the applicable subadviser. Attached hereto as Exhibits 2(a),
(b) and (c) are the Subadvisory Agreements between the applicable subadviser and Security Management.

     The Subadvisory Agreements require the subadviser to obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations under the proposed Subadvisory Agreement. In addition, the applicable SubAdviser must formulate and implement a relevant continuing program for performance of its services pursuant to the Subadvisory Agreement.

(a)  T. ROWE PRICE GROWTH AND INCOME SERIES ONLY
     -------------------------------------------

APPROVAL OF SUBADVISORY AGREEMENT BETWEEN SECURITY MANAGEMENT AND PRICE
ASSOCIATES

     Security Management as it will be controlled after the Proposed Transactions, plans to enter into a new subadvisory agreement with T. Rowe Price Associates ("Price Associates"). The subadvisory agreement with Price Associates will be identical in all material respects to the agreement now existing between the parties. Price Associates will formulate and implement a continuing program for performance of its services on behalf of the T. Rowe Price Growth and Income Series. Price Associates is further allowed to employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or other such information or advice as Price Associates may deem necessary, appropriate or convenient for the discharge of its obligations under the proposed Subadvisory Agreement or in the discharge of its overall responsibilities as an investment adviser or subadviser.

     The Subadvisory Agreement may be terminated by Price Associates, Security Management or the Trust without penalty upon sixty (60) days written notice, and will terminate automatically in the event of assignment. Termination of the Subadvisory Agreement by the Trust must be authorized by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Growth and Income Series of the Trust.

     Approval or disapproval of the Subadvisory Agreement by the shareholders of this Series will not affect the other Series.

     In the event the Price Associates Subadvisory Agreement is not approved by the Series, the Board of Trustees of the Trust will seek other satisfactory arrangements for the management of such Series.

     Information about Price Associates

     Price Associates is a Maryland corporation which was incorporated in 1947, as the successor in the investment counseling business founded by the late Mr.
T. Rowe Price in 1937. Its principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates and its subsidiaries serve as investment advisers to individual and institutional investors (including mutual funds) with total net assets under supervision in excess of $115 billion. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

     Under the Price Associates Subadvisory Agreement, Price Associates provides investment management services to the T. Rowe Price Growth and Income Series. Price Associates has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Price Associates must obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

     For its services, Price Associates receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the Growth and Income Series described herein. Such compensation is accrued daily and payable monthly.

     Under the current Subadvisory Agreement, for the fiscal year ended July 31, 1997, Price Associates received advisory fees with respect to its services for the T. Rowe Price Growth and Income Series of $526,023.

     The Price Associates SubAdvisory Agreement provides that it will remain in effect for an initial term of two years from the effective date if approved by the shareholders of the T. Rowe Price Growth and Income Series, and will continue in effect from year to year thereafter as to such Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of this Series. In either case, renewal of the Subadvisory Agreement must be approved by a majority of the Trust's independent Trustees.
An extension of the current Subadvisory Agreement to September 30, 1998 was last approved by the Board of Trustees on August 21, 1997. The Price Associates Subadvisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by the T. Rowe Price Growth and Income Series of the Trust upon 60 days prior written notice to the other party, provided that termination by such Series must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series.

     No single shareholder owns beneficially more than 10% of the stock of Price Associates.

     Price Associates manages and advises two registered management investment companies (Funds) both of which have similar investment objective and policies as the T. Rowe Price Growth and Income Series of the Trust. The two Funds are the T. Rowe Price Growth and Income Fund and the T. Rowe Price Equity Income Fund. The investment objective of each such Fund is to provide long-term growth and a reasonable level of current income, and increasing future income through investments primarily in dividend-paying stocks. The table below indicates the size of each such registered investment company and the advisory fees paid by each to Price Associates:

Fund                     Total Net assets         Rate of investment
                                at               advisory compensation
                          June 30, 1997     (% of average daily net assets)
                         ----------------   -------------------------------
Growth and Income          $3.065 billion               .25%
Equity Income             $10.605 billion               .58%

     In addition to acting as subadviser to the Trust, Price Associates manages approximately 46 registered management investment companies whose primary focus is equity investing and 39 registered management investment companies whose primary focus is income investing. It also acts as a subadviser for approximately 47 registered management investment companies.

     The proposed Subadvisory Agreement provides that Price Associates shall waive its subadvisory fee (in coordination with waivers by Security Management of its fee), to the extent the expenses of the T. Rowe Price Growth and Income Series must be reduced in order to comply with any state law expense limitation. The Subadvisory Agreement also provides that Price Associates may voluntarily waive a greater amount of its fees than would otherwise be required by reason of the foregoing, and may also voluntarily make contributions to the Series, in order to maintain the expenses of the Series at or below levels that may be required by state law.

     Under the proposed Subadvisory Agreement Price Associates provides investment advisory services to the T. Rowe Price Growth and Income Series. Price Associates has the discretion to purchase or sell securities on behalf of the respective Series in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, Price Associates must obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

     The proposed Subadvisory Agreement provides that Price Associates and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Subadvisory Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.

     Management of Subadviser Price Associates
     -----------------------------------------

     The following is a listing of the principal executive officer and the directors of Price Associates. Except as indicated, such persons have been officers of the organizations named below as their principal occupations or of affiliated organizations for more than five years.

                             Position with
Name                         T. Rowe Price             Principal Occupation
----                         -------------             --------------------

James E. Halbkat, Jr.        Director                  President of U.S.
                             P.O. Box 23109            Monitor Corp.
                             Hilton Head Island,
                             SC  29925

Richard L. Menschel          Director                  Limited Partner of The
                             85 Board St.              Goldman Sachs Group
                             2nd Floor                 L.P.
                             New York, NY  10004

John W. Rosenblum            Director                  Dean of the Jepson
                             University of             School of Leadership
                             Richmond                  Studies at the
                             Richmond, VA 23173        University of Richmond;
                                                       Director of Chesapeake
                                                       Corporation, Camdus
                                                       Communications Corp.,
                                                       Comdial Corp. and Cone
                                                       Mills Corp.

Robert L. Strickland         Director                  Chairman of Loew's
                             604 Two Piedmont          Companies, Inc.;
                             Plaza Bldg.               Director of Hannaford
                             Winston-Salem, NC         Bros., Co.
                             27104

Philip C. Walsh              Director                  Consultant to Cyprus
                             Pleasant Valley           Amex Minerals Company
                             Peapack, NJ  07977

Anne Marie Whittemore        Director                  Partner of the law firm
                             One James Center          of McGuire, Woods,
                             Richmond, VA 23219        Battle & Booth; Director of
                                                       Owens and Minor, Inc., USF&G
                                                       Corporation, the James River
                                                       Corporation and Albermarle
                                                       Corporation.

George J. Collins            Director                  Director

James S. Riepe               Vice-Chairman of the      Director of Price-
                             Board, Director and       Fleming
                             Managing Director

George A. Roche              Chairman of the           Director of Price-
                             Board, President and      Fleming
                             Director

                             Position with
Name                         T. Rowe Price             Principal Occupation
----                         -------------             --------------------

M. David Testa               Vice Chairman of the      Chairman of the Board
                             Board, Director and       of Price-Fleming
                             Managing Director

Henry H. Hopkins             Director and              Vice President of Price
                             Managing Director         -Fleming

James A.C. Kennedy III       Director and              Director and Managing
                             Managing Director         Director

John L. Laport, Jr.          Director and              Director and Managing
                             Managing Director         Director

William T. Reynolds          Director and              Director and Managing
                             Managing Director         Director

Brian C. Rogers              Director and              Director and Managing
                             Managing Director         Director

Alvin M. Younger, Jr.        Chief Financial           Secretary and Treasurer
                             Officer, Managing         of Price-Fleming
                             Director, Secretary
                             and Treasurer

     Consideration of Board of Trustees

     The Board of Trustees of the Trust requested, received and considered such information as it deemed reasonably necessary to enable the Board, and in particular the independent Trustees to evaluate the proposed Subadvisory Agreement between Security Management and Price Associates. On August 21, 1997, the Board of Trustees, including a majority of the independent Trustees, voted
(a) to extend the current agreement with Price Associates through September 30, 1998 and (b) to submit the proposed SubAdvisory agreement to the shareholders of the Growth and Income Series of the Trust. The material factors considered by the Board of Trustees were as follows: the nature and quality of services; the performance of similar funds advised by Price Associates; the level of subadvisory fees to be paid; financial strength and insurance coverage; investment advisory experience and reputation; Price Associates' code of ethics and compliance controls; and administrative support services.

     The factors that the Board considered most significant were that the Growth and Income Series would continue to receive the benefit of advisory services of no lesser quality than had been provided under the current subadvisory agreement, at no increase in the subadvisory fee to be paid for such services. The Board was also satisfied that Price Associates (1) is knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Growth and Income Series, and (2) has the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the proposed Subadvisory Agreement adequately.

     Required Vote

     Approval of the Subadvisory Agreement as to the Growth and Income Series of the Trust requires the vote of a majority (as that term is previously defined) of the outstanding voting securities of that Series of the Trust acting independently. Rejection of the proposed Agreement by one Series of the Trust will not prevent it from being approved by the other Trust Series.

     The Board of Trustees recommends that shareholders of the Growth and Income Series of the Trust vote FOR Proposal 2(a).
                         ---

     Brokerage

     Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the Subadvisory Agreement between Security Management and Price Associates, Price Associates may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Price Associates may be dealing. Security Management is ultimately responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

     In purchasing and selling the Trust's portfolio securities, it is Security Management's and Price Associates policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions and where applicable, a Series may pay higher brokerage commissions in return for brokerage and research services, although it has no current arrangement to do so. In selecting broker-dealers to execute a Series' portfolio transactions, Security Management and Price Associates will consider such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage and research services they provide to Security Management, Price Associates or the Series.

     Security Management may cause a Series to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities of Price Associates with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to Price Associates by or through broker-dealers.

     Where applicable, Price Associates may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings.

     Security Management and Price Associates may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons. Research services received from broker-dealers are supplemental to Security Management's and Price Associates' own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

     Each year, Security Management and Price Associates will assess the contribution of the brokerage and research services provided by broker-dealers and will allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

     Neither Security Management nor Price Associates can readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services. In some instances, Security Management will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Price Associates in serving its other clients, but they can also be useful in serving the Trust.

     Neither Security Management nor Price Associates intend to allocate business to any broker-dealer on the basis of its sales of shares of the Series. However, this does not mean that broker-dealers who as brokers purchase variable annuity contracts for their clients will not receive other business from the Trust.

     During the fiscal year ended July 31, 1997, the Growth and Income Series paid brokerage commissions or discounts to securities dealers for the fiscal year ended July 31, 1997 in the amount of $138,879.83.

     Some of Price Associates's other clients have investment objectives and programs similar to those of Growth and Income Series. Price Associates may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Series it advises. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price Associates's policy not to favor one client over another in making recommendations or in placing orders. If two or more of Price Associates's clients are purchasing a given security on the same day from the same broker-dealer, Price Associates may average the price of the transactions and allocate the average among the clients participating in the transaction. Price Associates has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

     All brokerage commissions will be allocated by Price Associates according to the foregoing policies. Price Associates paid no brokerage commissions to securities dealers in connection with underwritings during the fiscal year ended July 31, 1997. No brokerage commissions were paid to any affiliated broker-dealers.


                            PROPOSAL 2 (continued)
                            ----------

(b)  BOND SERIES ONLY
     ----------------

APPROVAL OF SUBADVISORY AGREEMENT BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION AND NEUBERGER & BERMAN, LLC

     Neuberger & Berman, LLC ("Neuberger & Berman") serves as investment subadviser to Security Management for the Bond Series of the Trust pursuant to a subadvisory agreement between Neuberger & Berman and Security Management dated July 15, 1997 and approved by the shareholders of the Bond Series at a Special Meeting of its shareholders held on July 15, 1997. Shareholders of the Bond

Series are asked to approve a new subadvisory advisory agreement between the parties ("Bond Series Subadvisory Agreement") whose terms are identical in all material respects to the one Neuberger & Berman currently operates under.

     The Bond Series Subadvisory Agreement requires Neuberger & Berman to obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations under the Bond Series Subadvisory Agreement. In addition, Neuberger & Berman must formulate and implement a continuing program for performance of its services pursuant to the Bond Series Subadvisory Agreement. Neuberger & Berman is further allowed to employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or other such information or advice as Neuberger & Berman may deem necessary, appropriate or convenient for the discharge of its obligations under the Bond Series Subadvisory Agreement or in the discharge of its overall responsibilities as an investment adviser or subadviser.

     Pursuant to the terms of the Bond Series Subadvisory Agreement, Neuberger & Berman has discretion to purchase or sell securities on behalf of the Bond Series in accordance with its investment objectives and restrictions. The Bond Series Subadvisory Agreement permits Neuberger & Berman to communicate with brokers, dealers, custodians or other parties on behalf of such Series, and to allocate brokerage or obtain research services from organizations with which the Trust or Security Management may be dealing. (See "Brokerage," below.)

     Pursuant to the Bond Series Subadvisory Agreement, Neuberger & Berman will be deemed an independent contractor. Neuberger & Berman will not have custody of Trust assets and will not have authority to act for or represent the Trust's Series, except as expressly provided for in the Bond Series Subadvisory Agreement. Subject to shareholder approval if required by law, Security Management reserves the right to limit the authority of Neuberger & Berman under the Bond Series Subadvisory Agreement solely in its discretion.

     Under the Bond Series Subadvisory Agreement, Neuberger & Berman is entitled to receive from Security Management a fee for its services with respect to the Bond Series at the annual rate 0.35 of 1% of the average daily net assets of the Series. The Subadvisory fee is accrued for each calendar day and the sum of the daily fee accruals is paid monthly to Neuberger & Berman by Security Management.

     The Bond Series Subadvisory Agreement provides that Neuberger & Berman shall waive its subadvisory fee (in coordination with waivers by Security Management of its fee), to the extent the expenses of the Bond Series must be reduced in order to comply with any state law expense limitation. The Bond Series Subadvisory Agreement also provides that Neuberger & Berman may voluntarily waive a greater amount of its fees than would otherwise be required by reason of the foregoing, and may also voluntarily make contributions to the Series, in order to maintain the expenses of the Series at or below levels that may be required by state law.

     The Bond Series Subadvisory Agreement provides that it will remain in effect for two years after its effective date if it is approved by shareholders and will continue in effect from year to year thereafter provided that such continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of the Bond Series, and, in either event, by a majority of the Trustees of the Trust who are not parties to the Bond Series Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and neither Neuberger & Berman nor Security Management shall have advised the other party of an intention to terminate the Bond Series Subadvisory Agreement.

     The Bond Series Subadvisory Agreement may be terminated by Neuberger & Berman, Security Management or the Trust without penalty upon sixty (60) days written notice, and will terminate automatically in the event of its assignment. Termination of the Bond Series Subadvisory Agreement by the Trust must be authorized by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust.

     In the event the Bond Series Subadvisory Agreement is not approved by the Series, the Board of Trustees of the Trust will seek other satisfactory arrangements.

     The Bond Series Subadvisory Agreement provides that, to the extent permitted under applicable law, Neuberger & Berman and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Bond Series Subadvisory Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.

     Information about Neuberger & Berman

     Neuberger & Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Commission under the Investment Advisers Act of 1940. It is also registered with the Commission as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $46 billion in assets under its management for clients, including approximately $11 billion under management by its Fixed Income Group.

     Effective November 1, 1996, Neuberger & Berman, formerly a limited partnership, converted to a Delaware limited liability company. In connection with the conversion, partners of Neuberger & Berman became its principals.

     Neuberger & Berman is managed by an Executive Committee whose current members, each of whom is a principal of the company, are as follows:

    NAME               PRINCIPAL OCCUPATION
    ----               --------------------

Howard R. Berlin       Portfolio Manager, Neuberger & Berman; Vice President &
                       Director, Neuberger & Berman Partners Fund Inc.

Richard A. Cantor      Executive Principal, Neuberger & Berman; Chairman and
                       Director, Neuberger & Berman Management Incorporated

Michael M. Kassen      Portfolio Manager, Neuberger & Berman; Managing Director,
                       Vice President & Portfolio Manager, Neuberger & Berman
                       Management Incorporated

Marvin C. Schwartz     Portfolio Manager, Neuberger & Berman; Director,
                       Neuberger & Berman Management Incorporated

Lawrence Zicklin       Managing Principal, Neuberger & Berman; Director,
                       Neuberger & Berman Trust Company

Howard L. Ganek        Principal and Portfolio Manager, Neuberger & Berman

Dietrich Weismann      Principal and Portfolio Manager, Neuberger & Berman

     Neuberger & Berman's address and the business address of its principals is 605 Third Avenue, New York, New York 10158.

     The following persons hold 5% or more of the equity of Neuberger & Berman:


                                     - 31

     Marvin C, Schwartz, Dietrich Weismann, Lawrence Zicklin, Robert J. Appel, Lawrence Marx, III and Kent Simons.
     Their address is 605 Third Avenue, New York, New York 10158.

     It is anticipated that, if the Bond Series Subadvisory Agreement is approved, the principals of Neuberger & Berman who will have significant management responsibilities with respect to the Bond Series will be Messrs. Theodore Giuliano and Martin McKerrow, who are co-directors of Neuberger & Berman's Fixed Income Group.

     Other Funds Advised by Neuberger & Berman

     Neuberger & Berman acts as investment subadviser to 26 investment companies (or series of investment companies). The investment manager for 21 of those series is an affiliate of Neuberger & Berman and the remainder are investment advisors not affiliated with Neuberger & Berman. Two of these series are managed in a similar fashion and have investment objectives that are roughly similar to the Bond Series except that they are intended to be more conservative in that their portfolios, on average, consist of securities with shorter term maturities. Like the Bond Series, these other two series use the following management features: sector rotation-shifting the portfolios' weightings to those sectors of the debt market which appear to be undervalued on a comparative risk/return basis and which are expected to receive investor recognition; and, trend following duration management - investing so as to lengthen or shorten average maturities based on perceived interest rate trends. Like the Bond Series, these two series also permit investment in a comparable broad range of securities. Certain information relating to the two series' fee arrangements is tabulated below.

                             Net Assets           Rate of Investment Advisory
                             at December 31,      Compensation (as a percent
Fund                         1996                 of avg. daily net assets)
----                         ---------------      ---------------------------

AMT Limited                  $256.8 million                  *
Maturity Bond
Investments (a
series of Advisers
Managers Trust)

Neuberger &                  $274.5 million                  **
Berman Limited
Maturity Bond
Portfolio (a series
of Income Managers
Trust)

*The investment manager for AMT Limited Maturity Bond is Neuberger & Berman Management Incorporated ("N&B Management"), a New York corporation that is wholly-owned by persons who are also principals of Neuberger & Berman. The subadvisory agreement between N&B Management and Neuberger & Berman under which Neuberger & Berman provides services with respect to the AMT Limited Maturity Bond Investments provides that Neuberger & Berman shall be compensated for its subadvisory services on the basis of its direct and indirect costs.

The management agreement with respect to AMT Limited Maturity Bond Investments provides for compensation to be paid to N&B Management for management services on the following basis, as an annual percentage of its average net assets: 0.25% of the first $500 million; 0.225% of the next $500 million; 0.20% of the next $500 million; 0.175% of the next $500 million; and 0.15% of net assets over $2 billion.

AMT Limited Maturity Bond Investments is a "master fund", which directly invests in securities. It has one "feeder fund" that invests all its assets in the "master fund" (and so invests indirectly in such securities). N&B Management has an administrative agreement with the "feeder fund" that provides for compensation to be paid to N&B Management at an annual rate of 0.40% of its average daily net assets.

**N&B Management is also the investment manager for Neuberger & Berman Limited Maturity Bond Portfolio and has entered into a similar sub-advisory agreement with Neuberger & Berman with respect to the Neuberger & Berman Limited Maturity Bond Portfolio. The management agreement with respect to Neuberger & Berman Limited Maturity Bond Portfolio provides for compensation to be paid to N&B Management for management services on the following basis, as an annual percentage of its average daily net assets: 0.25% of the first $500 million; 0.225% of the next $500 million; 0.20% of the next $500 million; 0.175% of the next $500 million; and 0.15% of net assets over $2 billion.

Neuberger & Berman Limited Maturity Bond Portfolio is a "master fund" that has two "feeder funds". N&B Management has administrative agreements with the "feeder funds" that provide for compensation to be paid to N&B Management at an annual rate of 0.27% of its average daily net assets (for one "feeder fund") and 0.50% of the average daily net assets (for the other "feeder fund").

     Brokerage

     Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the Bond Series Subadvisory Agreement, Neuberger & Berman may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Neuberger & Berman may be dealing. Security Management is ultimately responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

     In purchasing and selling the Trust's portfolio securities, it is Security Management's and Neuberger & Berman's policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute the Series' portfolio transactions, Security Management and Neuberger & Berman will consider such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage services they provide to Security Management, Neuberger & Berman or the Series.

     Neuberger & Berman may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings.

     Security Management and Neuberger & Berman receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons. Research services received from broker-dealers are supplemental to Security Management's and Neuberger & Berman's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process. In some instances, Security Management and Neuberger & Berman will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Neuberger & Berman in serving its other clients, but they can also be useful in serving the Trust.

     Neither Security Management nor Neuberger & Berman allocate business to any broker-dealer on the basis of its sales of shares of the Series (indirectly through the sales of annuity contracts or otherwise). However, this does not mean that broker-dealers who purchase contracts for their clients will not receive other business from the Trust.

     Some of Neuberger & Berman's other clients have investment objectives and programs similar to those of the Bond Series. Neuberger & Berman may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Bond Series. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Neuberger & Berman's policy not to favor one client over another in making recommendations or in placing orders. If two or more of Neuberger & Berman's clients are purchasing a given security on the same day from the same broker-dealer, Neuberger & Berman may average the price of the transactions and allocate the number of shares purchased or sold in such transactions at the average price per share among such clients participating in the transaction. Neuberger & Berman has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

     All brokerage commissions will be allocated by Neuberger & Berman according to the foregoing policies. Neuberger & Berman does not intend to use research received as a factor in determining allocation of brokerage, except when there is an effect on price.

     During the fiscal year ended July 31, 1997, the Bond Series paid no brokerage commissions or discounts to securities brokers or dealers.

     Consideration of Board of Trustees

     The Board of Trustees of the Trust requested, received and considered such information as it deemed reasonably necessary to enable the Board, and in particular the independent Trustees, to evaluate the Bond Series Subadvisory Agreement. On August 21, 1997, at a meeting held specifically for the purpose,
                      --
the Board of Trustees, including a majority of the independent Trustees met to consider the matter. A representative of Neuberger & Berman attended the Board meeting, provided a presentation to the Trustees, and made himself available to answer questions posed by the Board. After consideration of all factors that it deemed material, the Board voted to approve the Bond Series Subadvisory Agreement and to submit it to the shareholders of the Bond Series of the Trust.

     The material factors considered by the Board of Trustees were as follows: the nature and quality of services; the performance of similar funds advised by Neuberger & Berman; the level of subadvisory fees to be paid; financial strength and insurance coverage; investment advisory experience and reputation; Neuberger & Berman's code of ethics and compliance controls; and administrative support services.

     The factors that the Board considered most significant were that the Bond Series would continue to receive the benefit of advisory services of no lesser quality than had been provided under the current subadvisory agreement, at no increase in the subadvisory fee to be paid for such services. The Board was also satisfied that Neuberger & Berman (1) is knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Bond Series, and (2) has the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the New Subadvisory Agreement adequately.

     Required Vote

     Approval of the Bond Series Subadvisory Agreement requires the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Bond Series of the Trust. For those purposes, a "majority" means (A) 67 per centum or more of the voting securities present at the meeting, if the holders of more than 50 per centum of the outstanding voting securities are present or represented by proxy, or (B) more than 50 per centum of the outstanding voting securities, whichever is the less.

     The Board of Trustees recommends that shareholders of the Bond Series of the Trust vote FOR Proposal 2(b).
               ---


                            PROPOSAL 2 (continued)
                            ----------

(c)  VIRTUS U.S. GOVERNMENT INCOME SERIES AND VIRTUS EQUITY SERIES ONLY
     ------------------------------------------------------------------

APPROVAL OF SUBADVISORY AGREEMENT BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION AND VIRTUS CAPITAL MANAGEMENT, INC.

     As proposed for approval by shareholders, Security Management will be directly responsible for providing investment advisory and business management services to the Virtus Equity Series and the Virtus U.S. Government Income Series of the Trust under the Advisory Agreement. Also subject to the approval of shareholders of each such Series is a Subadvisory Agreement ("Virtus Subadvisory Agreement"), which Security Management has entered into with Virtus Capital Management, Inc. ("Virtus") to perform subadvisory services for those two Series. Attached hereto as Exhibit 2(c) is the Virtus Subadvisory Agreement.

     The terms of the Virtus Subadvisory Agreement are identical in all material respects to the current subadvisory agreement under which Virtus currently provides subadvisory services to both Series requires Virtus to obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations under the Virtus Subadvisory Agreement. In addition, Virtus must formulate and implement a continuing program for performance of its services pursuant to the Virtus Subadvisory Agreement. Virtus is further allowed to employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or other such information or advice as Virtus may deem necessary, appropriate or convenient for the discharge of its obligations under the Virtus Subadvisory Agreement or in the discharge of its overall responsibilities as an investment adviser or subadviser.

     Pursuant to the terms of the Virtus Subadvisory Agreement, Virtus has discretion to purchase or sell securities on behalf of the Virtus Equity Series and the Virtus U.S. Government Income Series in accordance with their respective investment objectives or restrictions. The Virtus Subadvisory Agreement permits Virtus to communicate with brokers, dealers, custodians or other parties on behalf of such Series, and to allocate brokerage or obtain research services from organizations with which the Trust or Security Management may be dealing. See "Brokerage."

     Pursuant to the Virtus Subadvisory Agreement, Virtus will be deemed an independent contractor. Virtus will not have custody of Trust assets and will not have authority to act for or represent the Trust's Series, except as expressly provided for in the Virtus Subadvisory Agreement. Subject to shareholder approval if required by law, Security Management reserves the right to limit the authority of Virtus therein solely in its discretion.

     The Virtus Subadvisory Agreement provides that it will remain in effect for two years after its effective date if it is approved by shareholders and will continue in effect from year to year thereafter as to the two affected Series provided that such continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of each such Series, and, in either event, by a majority of the Trustees of the Trust who are not parties to the Virtus Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and neither Virtus nor Security Management shall have advised the other party of an intention to terminate the Agreement. The current subadvisory agreement between Virtus and Security Management was most recently extended by the Board of Trustees on August 21 to September 30, 1998.

     The Virtus Subadvisory Agreement may be terminated by Virtus, Security Management or the Trust without penalty upon sixty (60) days written notice, and will terminate automatically in the event of assignment. Termination of the Subadvisory Agreement by the

Trust must be authorized by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust.

     Under the Virtus Subadvisory Agreement, Virtus will receive from Security Management a Sub-Advisory fee for the Virtus Equity and the Virtus U.S. Government Income Series for which it provides investment advice at the annual rate of .75% of the average daily net assets of each such Series. The Subadvisory fee is accrued for each calendar day and the sum of the daily fee accruals is paid monthly to Virtus by Security Management.

     For the fiscal year ended July 31, 1997, Virtus was paid a subadvisory fee of $_____ from Security Management with respect to the Virtus Equity Series.

     For the fiscal year ended July 31, 1997, Virtus was paid a subadvisory fee of $____ with respect to the Virtus U.S. Government Income Series.

     During the fiscal year ended July 31, 1997, the Virtus Equity Series paid brokerage commissions to securities dealers in the amount of $_____, and the Virtus U.S. Government Income Series paid commissions to securities dealers in the amount of $________.

     Pursuant to the Virtus Subadvisory Agreement, Virtus will receive its fees from Security Management and will report directly to Security Management.

     Approval or disapproval of the Virtus Subadvisory Agreement by the shareholders of one Series will not affect the other Series.

     In the event the Virtus Subadvisory Agreement is not approved by either or both of the Series, the Board of Trustees of the Trust will seek other satisfactory arrangements.

     The Virtus Subadvisory Agreement provides that Virtus shall waive its subadvisory fee (in coordination with waivers by Security Management of its fee), to the extent the expenses of either affected Series must be reduced in order to comply with any state law expense limitation. The Virtus Subadvisory Agreement also provides that Virtus may voluntarily waive a greater amount of its fees than would otherwise be required by reason of the foregoing, and may also voluntarily make contributions to a either or both Series, in order to maintain the expenses of the Series at or below levels that may be required by state law.

     The Virtus Subadvisory Agreement provides that Virtus and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Virtus Subadvisory Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.

     Information about Virtus

     Virtus serves as subadviser to Security Management with respect to the Virtus Equity and Virtus U.S. Government Income Series pursuant to a subadvisory agreement dated May 18, 1994 between Security Management and Signet Asset Management (a division of Signet Trust Company). Effective March 1, 1995, Virtus assumed the obligations of Signet Asset Management pursuant to a corporate reorganization under which all of the operations and personnel of Signet Asset Management were transferred to Virtus. Signet Banking Corp., the sole shareholder of Signet Trust Company, is also the sole stockholder of Virtus.

     Virtus is a Maryland corporation having principal offices located at 707 East Main Street, Suite 1300, Richmond, Virginia 23219. As of July 30, 1997, Virtus had investment authority over $2.0 billion in assets, in which Virtus is managing $240 million in equities. Virtus advises eight mutual funds having over $1.1 billion in assets. In addition, Virtus manages three fixed income common trust funds with $129 million in assets.

     Virtus also manages and advises the Virtus U.S. Government Income Fund and the Style Manager Large Capital Fund. These Funds are registered management investment companies with sizeable total net assets. These Funds have substantially similar investment objectives and policies as the Virtus U.S. Government Series and Virtus Equity Series, respectively. The table below indicates the size of each such registered investment company and the advisory fees paid by each to Virtus:


Fund                 Total Net assets      Rate of investment
                           at             advisory compensation
                      June 30, 1997   (% of average daily net assets)
                      --------------  -------------------------------
U.S. Government
 Securities Fund      $161.8 Million             0.75%

Style Manager Large
 Cap. Fund            $105.0 Million             0.75%

     It has been recently reported in the media that First Union Corporation intends to merge with Signet Banking Corp. The Board of Trustees of the Trust will monitor this situation and will take such action as the Board may deem appropriate including a subsequent proxy solicitation regarding the change of control of Virtus Capital Management, the subsidiary of Signet Banking Corp, should that be necessary.

     Virtus is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The principal executive officer and the directors of Virtus are:


                           Position
Name                      with Virtus             Principal Occupation
----                      -----------             --------------------

John S. Hall        Chief Investment Officer,     Chief Investment Officer,
                    President and Managing        President and Managing
                    Director of Fixed             Director of Fixed Income
                    Income

Tanya O. Bird       Vice President and            Vice President and
                    Managing Director             Managing Director

Josie C. Rosson     Vice President and Chief      Vice President and Chief
                    Compliance Officer            Compliance Officer

Rhonda M. Watson    Assistant Vice President      Assistant Vice President
                    and Compliance Officer        and Compliance Officer


     Consideration of Board of Trustees

     The Board of Trustees of the Trust requested, received and considered such information as it deemed reasonably necessary to enable the Board, and in particular the independent Trustees to evaluate the Virtus Subadvisory Agreement. On August 21, 1997 the Board of Trustees, including a majority of the independent Trustees, voted to continue the current Virtus Subadvisory Agreement through September 30, 1998 and to submit the proposed SubAdvisory agreement to the shareholders of the Trust.

     The material factors considered by the Board of Trustees were as follows: the nature and quality of services; the performance of similar funds advised by Virtus; the level of subadvisory fees to be paid; financial strength and insurance coverage; investment advisory experience and reputation; Virtus' code of ethics and compliance controls; and administrative support services.

     The factors that the Board considered most significant were that the Virtus Equity Series and the Virtus U.S. Government Series would continue to receive the benefit of advisory services of no lesser quality than had been provided under the current subadvisory agreement, at no increase in the subadvisory fee to be paid for such services. The Board was also satisfied that Virtus (1) is knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Virtus Equity Series and the Virtus U.S. Government Series, and
(2) has the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the Proposed Subadvisory Agreement adequately.

     Required Vote

     Approval of the Agreement as to the Virtus Equity Series and the Virtus U.S. Government Income Series of the Trust requires the vote of a majority (as that term is previously defined) of the outstanding voting securities of each such Series of the Trust acting independently. Rejection of the proposed Agreement by one Series of the Trust will not prevent it from being approved by the other Trust Series.

     The Board of Trustees recommends that shareholders of the Virtus U.S. Government Income Series and the Virtus Equity Series of the Trust vote FOR
                                                                        ---
Proposal 2(c).

     Brokerage

     Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the Virtus Subadvisory Agreement, Virtus may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Virtus may be dealing. Security Management is ultimately responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

     In purchasing and selling the Trust's portfolio securities, it is Security Management's and Virtus' policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, a Series may pay higher brokerage commissions in return for brokerage and research services, although it has no current arrangement to do so. In selecting broker-dealers to execute a Series' portfolio transactions, Security Management and Virtus will consider such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage and research services they provide to Security Management, Virtus or the Series.

     Security Management may cause a Series to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities of Security Management with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to Virtus by or through broker-dealers.

     Virtus may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings.

     Security Management and Virtus receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons. Research services received from broker-dealers are supplemental to Security Management's and Virtus' own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

     Each year, Security Management and Virtus will assess the contribution of the brokerage and research services provided by broker-dealers and will allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

     Security Management and Virtus cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services. In some instances, Security Management and Virtus will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Virtus in serving its other clients, but they can also be useful in serving the Trust.

     Neither Security Management nor Virtus allocate business to any broker-dealer on the basis of its sales of shares of the Series. However, this does not mean that broker-dealers who purchase Series shares for their clients will not receive other business from the Trust.

     During the fiscal year ended July 31, 1997, the Virtus Equity Series paid brokerage commissions to securities dealers in the amount of $______. The Virtus U.S. Government Income Series paid no brokerage commissions or discounts to securities dealers for the fiscal year ended July 31, 1997.

     Some of Virtus' other clients have investment objectives and programs similar to those of Virtus Equity or Virtus U.S. Government Income Series. Virtus may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Series it advises. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Virtus' policy not to favor one client over another in making recommendations or in placing orders. If two or more of Virtus' clients are purchasing a given security on the same day from the same broker-dealer, Virtus may average the price of the transactions and allocate the average among the clients participating in the transaction. Virtus has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

     All brokerage commissions will be allocated by Virtus according to the foregoing policies. Virtus paid no brokerage commissions to securities dealers in connection with underwritings during the fiscal years ended July 31, 1997.


                    OTHER INFORMATION CONCERNING THE TRUST

Trustees and Officers

     The members of the Board of Trustees, as composed to satisfy the provisions of the 1940 Act, have supplied the following information pertaining to their ages and principal occupations for the last five years. None of the Trustees own shares of the Trust.

                                                                 Year
                                Principal Occupations           Became
      Name            Age       During Past Five Years          Trustee
      ----            ---       ----------------------          -------
MELVIN M. HAWKRIGG*    66       Chairman of the Board of the     1989
                                Trust; Chairman of the Board,
                                Trilon Financial Corporation,
                                since 1988; Chief Executive
                                Officer, Trilon Financial
                                Corporation, 1983-1989.

                                                                          Year
                                             Principal Occupations       Became
      Name                          Age      During Past Five Years      Trustee
      ----                          ---      ----------------------      -------

LAWRENCE E. MARCUS                   79  Owner and Chief Executive         1987
                                         Officer, Les Cafes de Marque,
                                         Roasting & Marketing of Coffee
                                         Beans; formerly Executive Vice
                                         President of Neiman-Marcus
                                         Company, a general merchandise
                                         retailer.

KATHERINE L. HENSLEY                 60  Of Counsel, O'Melveny & Myers,    1994
                                         since 1992; Partner, O'Melveny
                                         & Myers, 1986-1992

JACK R. BORSTING                     68  E. Morgan Stanley, Professor of   1994
                                         Business Administration,
                                         University of Southern
                                         California, since 1993; Dean,
                                         School of Business
                                         Administration, University
                                         of Southern California, 1988 to
                                         1993.

     *"Interested Person" as that term is defined in the 1940 Act.

     The above-named Trustees can be contacted at 11365 West Olympic Boulevard, Los Angeles, California 90064.

     The following officers of the Trust are also officers and/or directors of Security Management, the investment adviser:

                                 Position With
                                 -------------

Security First Trust                       Security Management
--------------------                       -------------------
Robert G. Mepham
President                                  President and Chairman of Board

Richard C. Pearson
Senior Vice President;                     Senior Vice President;
Secretary and General                      Secretary and General Counsel
Counsel

Jane F. Eagle
Senior Vice President, Finance             Senior Vice President, Finance

James C. Turner
Vice President, Taxation;                  Vice President, Taxation;
Assistant Secretary                        Assistant Secretary

                                 Position With
                                 -------------

Security First Trust                       Security Management
--------------------                       -------------------

Cheryl J. Finney
Assistant General Counsel;                 Assistant General Counsel;
Assistant Secretary                        Assistant Secretary

     None of the Trustees or Officers of the Trust owns shares of either the Trust or Security Management. Security Management is a wholly-owned subsidiary of Security First Group, Inc.

     No Trustee of the Trust is either a director or officer of Security Management. Mr. Hawkrigg, the Chairman of the Board of the Trust, however, is also the Chairman of the Board of Directors of Trilon Financial Corporation, currently the ultimate parent of Security Management. That relationship will terminate upon consummation of either of the proposed Transactions.

Share Ownership

     All of the outstanding shares of the Trust are owned by Security First Life Separate Account A, Fidelity Standard Life Separate Account and Security First Group, Inc. Security Savings Plan, a tax qualified retirement plan.

                                       By Order of the Board of Trustees


                                       ----------------------------------------
Los Angeles, California                            Richard C. Pearson
September __, 1997                                      Secretary

                                                                       EXHIBIT 1


              MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT


                                    between


                              SECURITY FIRST TRUST

                                      and


                SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION


     MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT, made as of the ______ day of __________, 1997, between the SECURITY FIRST TRUST (the "Trust"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts, and SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION ("Adviser"), a corporation organized and existing under the laws of the State of Delaware.


                                  WITNESSETH:

     WHEREAS, the Trust is engaged in business as an open-end, diversified management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and

     WHEREAS, the Adviser is engaged principally in the business of providing investment advice, business management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust operates as a "series company" as contemplated by Rule 18f-2 under the Act and is authorized to issue shares of beneficial interest in separate series with each such series representing interest in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust currently offers shares of beneficial interest in four separate series: Bond Series, T. Rowe Price Growth and Income Series, Virtus Equity Series and Virtus U.S. Government Income Series, (collectively "Trust Series"); and

     WHEREAS, the Trust desires to retain the Adviser to render investment supervisory, business management and administrative services to each of the Trust Series in the manner and on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises, and the mutual promises hereinafter set forth, the parties hereto agree as follows:

    1.   Employment of Adviser - The Trust hereby employs Adviser as its
         ---------------------
exclusive investment adviser and business manager to manage the investment and reinvestment of the assets of the Trust, to administer its affairs, and to perform the other services herein set forth.

    2.   Effective Date - It is understood and agreed that as to the Trust
         --------------
Series this Agreement shall take effect on ________________, 1997 ("Effective Date") provided that on or prior to that date the terms of this Agreement have been approved by a vote of (a) a majority of the members of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding "voting securities" (as defined in the Act) of the Trust Series of the Trust.

    3.   Term of Agreement and Continuance - The term of this Agreement shall
         ---------------------------------
begin on the Effective Date and, unless sooner terminated as hereinafter provided, shall remain in effect for a period of two years from that date. Thereafter, this Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by affirmative vote of the Board of Trustees of the Trust, which affirmative vote shall include a majority of those members of the Board who are not parties to the agreement or "interested persons" of any such party (as defined in the Act), or by affirmative vote of a majority of the outstanding shares of the Trust Series entitled to be cast and of a majority of those members of the Board who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

    4.   Termination Without Penalty - This Agreement may be terminated as to a
         ---------------------------
particular Trust Series at any time on sixty (60) days' written notice, without the payment of any penalty, by the Board of Trustees of the Trust, by the vote of a majority of the outstanding voting securities of such Trust Series, or by the Adviser.

    5.   Assignment Terminates Agreement - This Agreement shall terminate
         -------------------------------
automatically in the event of its assignment by either party. For the purpose of this paragraph, the term "assignment" shall have the meaning defined in
Section 2(a)(4) of the Act.
-

    6.   Amendment of Agreement - This Agreement may be amended by mutual
         ----------------------
consent; however, such consent on the part of a Trust Series requires either a vote of a majority of the outstanding voting securities of such Trust Series or a vote of a majority of the Board of Trustees, and in either event, a vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser and who have no direct or indirect interest in the operations of the Trust, this Agreement, or the Adviser, cast in person at a meeting called for this purpose.

    7.   Actions by Each Trust Series - It is understood and agreed that this
         ----------------------------
Agreement may be approved, continued, terminated without penalty or amended as to one or more Trust Series without affecting other Trust Series based upon the vote of (a) the Board of Trustees, including a majority of the non-interested Trustees, or (b) the shareholders of a particular Trust Series. The approval, continuation, termination without penalty or amendment of this Agreement shall be conditioned upon the actions of each of the Trust Series acting as a separate entity. Failure to approve or continue this Agreement or the vote to terminate this Agreement as to one Trust Series shall not act to negate this Agreement as to other Trust Series.

    8.   Duties of Adviser
         -----------------

         (a) Adviser agrees to act as the Trust's exclusive investment adviser and business manager to supervise and direct the investments of each Trust Series in accordance with the investment objectives and policies, programs and restrictions of each series as stated in the Trust's registration statement and its current prospectus and statement of additional information, and such other limitations as are imposed upon the Trust by virtue of regulations adopted under section 817(h) of the Internal Revenue Code of 1986, as such may be amended from time to time, and such other limitations as the Trust may impose by notice in writing to the Adviser.

         (b) The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary to use in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Trust Series in a manner consistent with the particular series' investment objectives, policies and restrictions. The Adviser, as agent and attorney-in-fact with respect to the Trust, when it deems appropriate, may
(i) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities (including money market instruments), and (ii) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Adviser may select. The Adviser agrees to use its best efforts in acting as an investment adviser for the Trust as provided in this Agreement, and shall maintain such staff and facilities as it shall consider requisite for such purposes;

         (c) All transactions will be consummated by payment to, or delivery by, the Trust's Custodian of all cash and/or securities due to or from the Trust in accordance with the Trust's Custodial Agreement. The Adviser shall not act as Custodian for the Trust, but may issue such instructions to the Custodian as may be appropriate in connection with the settlement of transactions initiated by the Adviser pursuant to sub-paragraph (b) hereof. Instructions of the Adviser to the Trust and/or the Custodian shall be made in writing sent by first class mail, or by tested telegram cable or telex, as provided in the Custodial Agreement, or at the option of the Adviser, orally and confirmed in writing as soon as practical thereafter, and the Adviser shall instruct brokers and dealers executing orders on behalf of the Trust to forward to the Trust and/or the Custodian copies of all confirmations. The Adviser shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer or the Custodian; provided, however, that the Adviser will make reasonable efforts to require that brokers and dealers selected by the Adviser perform their obligations with respect to the Trust;

         (d) The Adviser may delegate any of the foregoing authority to one or more third parties at its discretion and to the extent in the opinion of counsel for Adviser that such delegation is consistent with applicable laws and regulations and is in the best interests of the Trust; provided, however, such delegation will in no way derogate the responsibility of Adviser under this Agreement;

         (e) The Adviser shall report to the Board of Trustees of the Trust, or to any committee or officers of the Trust acting pursuant to the authority of the Board, at such times and in such detail as the Board may deem appropriate in order to enable the Trust to determine that its investment objectives and policies are being observed and implemented and that the obligations of Adviser under this Agreement are being fulfilled. Any investment program undertaken by Adviser pursuant to this Agreement and any other activities undertaken by Adviser on behalf of the Trust shall at all times be subject to any directives of the Board of Trustees or any duly constituted committee or officer of the Trust acting pursuant to authority of the Board of Trustees;

         (f) In the management of the business affairs of the Trust, the Adviser shall:

              (i) Furnish to the Trust at its own expense office space and equipment, bookkeeping services (to the extent not otherwise provided by custodian or transfer agent), wire and telephone communication services and such other services and facilities of this nature as may reasonably be necessary to the proper management of the Trust's business affairs;

              (ii) Provide the necessary executive and other personnel for managing the affairs of the Trust, including personnel to perform clerical and other office functions;

              (iii) Permit members of the Adviser's organization to serve without compensation from the Trust as officers, directors or agents of the Trust, if desired by the Board of Trustees of the Trust;

              (iv) Furnish general purpose accounting forms, supplies, stationery and postage relating to the obligations of the Adviser under the terms of this Agreement; and

              (v) Pay all expenses and charges not assumed by the Trust as hereinafter specifically provided, as may be incurred by the Adviser in the performance of its obligation hereunder.

    9.   Fees - Each Series shall pay the Adviser as full compensation for all
         ----
services rendered hereunder a monthly fee at an annual rate of .50% (1/2 of 1%) based on the average daily net assets of the Bond Series and the T. Rowe Price Growth and Income Series and at the annual rate of .90% (nine-tenths of 1%) based on the average daily net asset value of each of the Virtus Equity and Virtus U.S. Government Income Series of the Trust during the year, computed in the manner used for determination of the offering price of shares of the Trust Series. Adviser's compensation shall be accrued daily and payable monthly.

    10.  Expense Limitation Where Required by State Law - To the extent that
         ----------------------------------------------
such is required by law, if the aggregate expenses of a Trust Series in any fiscal year exceed 2.5% of the first $30,000,000 of the average net assets of a Trust Series for that year, 2.0% of the next $70,000,000 of the average net assets for that year plus 1.5% of the remaining average net assets for that year (all calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee, as may be necessary to provide for any such expenses. Such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by the Adviser in its discretion. For this purpose, aggregate expenses of the Trust Series shall include the compensation of the Adviser, but shall exclude interest and taxes and certain extraordinary expenses. For the purposes of this paragraph the term "fiscal year" shall be prorated in the event of a period of less than a full fiscal year. The expense limitation shall be that part of 2.5%, 2.0% or 1.5% as the case may be, proportional to the portion of a full fiscal year elapsed. It is understood and agreed that any amounts contributed by the Adviser to the Trust Series either prior to or after the date of this Agreement, shall be repaid by the Trust Series to the Adviser, commencing with the fiscal year following the disbursement, provided that such repayment does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios. Calculation of such repayment amounts shall be determined on a daily basis and paid no less frequently than monthly. If during any year that the Trust is making repayments to the Adviser, the Trust's expenses exceed such limitation ratios, the Trust shall recover such prior repayments from the Adviser to the extent of the excess determined on a cumulative annual basis.

    11.  Agreements with Sub-Advisory Organizations - It is understood and
         ------------------------------------------
agreed that Adviser may enter into sub-advisory agreements with third parties for the provision of investment advice to Adviser relating to each Trust Series' portfolio of securities, investments, cash and other properties.

    12.  Trust Expenses - The Trust shall assume and pay the expenses and
         --------------
charges for:

         (a) All costs of preparation, printing and mailing of reports, notices, and proxy solicitation material furnished to Trust shareholders or to regulatory authorities, or of sales literature, prospectuses and offering circulars;

         (b) Compensation and expenses of Trustees of the Trust who are not directors, officers or employees of the Adviser or of a company affiliated with the Adviser;

         (c) Charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its assets, or for other custodial, disbursing agent and transfer agent services;

         (d)  Charges and expenses of independent accountants and auditors;

         (e)  Charges and expenses of any transfer agents and registrars;

         (f)  Costs of issuing shares of the Trust, if any;

         (g) Fees and expenses, including legal, involved in registering and maintaining registration of the Trust and of its shares with the Securities and Exchange Commission and with any applicable state laws;

         (h) Legal fees and expenses in connection with the affairs of the Trust;

         (i) Brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

         (j) All taxes and registration, filing and other fees payable by the Trust to federal, state or other governmental agencies;

         (k) All expenses of shareholders' and Trustees' meetings and of preparing and printing reports to shareholders; fees and expenses of legal counsel in connection with the Trust's legal existence, financial structure and relations with shareholders;

         (l) Premiums for the fidelity bond maintained by the Trust pursuant to the requirements of Section 17 of the Investment Company Act of 1940, or other insurance policy protecting the assets of the Trust; and

         (m)  All interest expenses.

    13.  Public Reference to Adviser - The Trust agrees to furnish the Adviser
         ---------------------------
at its principal office copies of all post-effective amendments to its registration statement, prospectuses, statements of additional information, proxy materials, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Trust or the public, which refer in any way to the Adviser, ten (10) days prior to use thereof and not to use such material if the Adviser shall object thereto in writing within seven
(7) days after receipt of such material. In the event of termination of this Agreement, the Trust will, on written request of the Adviser, forthwith delete any reference to the Adviser from any materials described in the preceding sentence. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Trust as the Adviser at any time, or from time to time, reasonably requires in order to discharge its obligations hereunder.

    14.  Information Regarding Adviser - The Adviser, its  officers, directors
         -----------------------------
and employees, shall make available and provide such information relating to itself, its organization, its personnel, and its activities as may, from time to time, reasonably be required by the Trust in the preparation of registration statements, prospectuses, reports and other documents required by federal and state securities laws. In addition, the Adviser, its officers, directors and employees, shall provide such information to the Board of Trustees of the Trust as said Board shall request and which may be reasonably necessary for the Board to evaluate the terms of this Agreement in accordance with the requirements of the Act.

    15.  Dual Interests Permitted - It is understood that  Trustees, officers,
         ------------------------
agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, shareholders, or otherwise and that directors, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, stockholders or otherwise, that Adviser may be interested in the Trust and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the

Declaration of Trust of the Trust and the Certificate of Incorporation of the Adviser, respectively, or by specific provision of applicable law.

    16.  Advisory Service Not Exclusive - It is understood that the Adviser may
         ------------------------------
perform investment advisory services for various clients including investment companies. The Trust understands and agrees that the Adviser may give advice and take action with respect to any other clients which may differ from advice given or the timing or nature of actions taken with respect to the Trust, so long as it is the Adviser's policy, to the extent practical, to allocate investment opportunities to the Trust over a period of time on a fair and equitable basis relative to other clients. It is understood that the Adviser shall not have any obligation to initiate the purchase or sale, or to recommend for purchase or sale, for the Trust any security which the Adviser, its principals, affiliates or employees, may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Trust.

    17.  Brokerage Fees - The Adviser, in carrying out its duties under this
         --------------
Agreement, may cause the Trust to pay a broker-dealer which furnishes brokerage or research services [as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "34 Act")] a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 34 Act).

    18.  Compliance With Trust Documents - Nothing herein  contained shall be
         -------------------------------
deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust.

    19.  Limitation of Liabilities - Neither the Adviser nor any of its
         -------------------------
officers, directors, or employees, nor any person performing trading, or other functions of the Trust (at the direction or request of the Adviser) or the Adviser in connection with the Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this

Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Trust or from reckless disregard by the Adviser or any such person of the duties of the Adviser under this Agreement.

    Without limiting the generality of the foregoing, neither the Adviser nor any such person shall be deemed to have acted unlawfully or to have breached any duty to the Trust under state or federal law solely by reason of having caused the Trust to pay a member of any securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the commission another member of a securities exchange, or another securities broker or dealer, would have charged for effecting that transaction if the Adviser, or such person, determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion.

    20.  Books and Records - The Adviser and the Trust agree to maintain and
         -----------------
preserve for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust auditor's certification relating thereto. The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of the Trust shall, at all times remain the property of the Trust. Moreover, the Trust agrees to supply the Adviser with copies of all documents filed with the Securities and Exchange Commission, and with such other information relating to the Trust's affairs as the Adviser may reasonably request.

    21.  Definition of Terms - Any question of interpretation of any term or
         -------------------
provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein shall have the meanings assigned to them by the Act and rules thereunder. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    22.  Notices - Unless otherwise specified herein, all  notices, instructions
         -------
and advices with respect to securities transactions or other matters contemplated by this Agreement shall be deemed duly given to the Adviser when received in writing by the Adviser at 11365 West Olympic Boulevard, Los Angeles, California, 90064, and to the Trust when deposited for first class mail, addressed to (or delivered by hand to) the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064 and to the Custodian at State Street Bank and Trust Company, P.O. Box 2357, Boston, Massachusetts 02107, or such other address or addresses as shall be specified, in each case, in a notice similarly given. The Adviser may rely upon any notice (written or oral) from any person which the Adviser reasonably believes to be genuine and authorized.

    23.  Additional Series - Nothing herein shall be deemed to prevent the Trust
         -----------------
from establishing new Trust Series and, in connection therewith, from retaining an investment adviser other than the Adviser to provide investment advisory services to such new Trust Series.

    24.  Entire Agreement - This writing constitutes the entire Agreement
         ----------------
between the parties and no conditions or warranties shall be implied herefrom unless expressly set forth herein.

    25.  This Agreement shall be governed by the laws of the state of Delaware.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and the year first above written.

Attest:                                SECURITY FIRST TRUST
                                       on behalf of each of the Trust Series

                                    By:
----------------------------------     -----------------------------------------
    Secretary


Attest:                                SECURITY FIRST INVESTMENT MANAGEMENT
                                         CORPORATION


                                    By:
----------------------------------     -----------------------------------------
    Secretary

                                                                    Exhibit 2(a)


                             SUB-ADVISORY AGREEMENT

                                    between

                SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

                                      and

                         T. ROWE PRICE ASSOCIATES, INC.


  SUB-ADVISORY AGREEMENT, made this ____ day of ___________, 1997, by and between SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Adviser"), and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland, (the "Sub-Adviser").

                                  WITNESSETH:

  WHEREAS, Security First Trust (the "Trust") is an open-end, diversified, management investment company, registered as such under the Investment Company Act of 1940 consisting of multiple investment series; and

  WHEREAS, shares of the Trust are made available only to fund variable contracts offered by life insurance companies; and

  WHEREAS, at present the Trust is comprised of four investment series one of which is the T. Rowe Price Growth and Income Series (the "Growth and Income Series"), which is to be operated as the underlying investment media for certain variable contracts funded through separate accounts of life insurance companies; and

  WHEREAS, the Trust has contracted with the Adviser for the Adviser to provide investment advisory, business management and administrative services to the investment series of the Trust pursuant to a Master Investment Management and Advisory Agreement; and

  WHEREAS, the Adviser is authorized by the terms of the Master Investment Management and Advisory Agreement with the Trust to enter into sub-advisory agreements with third parties; and

  WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services to registered investment companies and other clients and is registered as an investment adviser under the Investment Advisers Act of 1940;

  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

  1. The Adviser acts as investment adviser and manager for the Growth and Income Series pursuant to a Master Investment Advisory Agreement, and as such has authority and responsibility for supervising and directing the investments of the Growth and Income Series in accordance with its investment objectives and policies, programs and restrictions as stated in the Trust's registration statement and its current prospectus and statement of additional information, and such other limitations as are imposed upon the Trust pursuant to section 817(h) of the Internal Revenue Code of 1986. Pursuant to its agreement with the Trust, the Adviser, as agent and attorney-in-fact for the Growth and Income Series may, when it deems appropriate, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds or other securities, and (b) place orders for the execution of such security transactions with or through such brokers, dealers or issuers as the Adviser may select subject, however, at all times to the supervision of the Board of Trustees of the Trust. The Adviser may delegate any of the foregoing authority to Sub-Adviser to the extent, in the opinion of counsel for the Adviser, such delegation is consistent with life insurance company separate account ownership of the Trust shares for federal income tax purposes; provided, however, that nothing in this Agreement shall be interpreted to derogate the responsibilities of the Adviser to the Trust or the Growth and Income Series under the aforementioned Master Investment Management and Advisory Agreement.

  2. The Adviser hereby employs Sub-Adviser to render the advisory services set forth herein for the fee specified herein.

  3. During the term of this Agreement, or any continuance or extension thereof, and unless otherwise limited by the Adviser as hereinafter provided, the Sub-Adviser will, to the best of its ability, exercise investment discretion on behalf of the Growth and Income Series with respect to the purchase, holding or sale of securities in accordance with the stated investment objectives and policies of the Growth and Income Series as communicated to the Sub-Adviser by Adviser and as is required to comply with the terms of the Master Investment Management and Advisory Agreement, the diversification requirements of the Investment Company Act of 1940 and section 817(h) of the Internal Revenue Code. The Sub-Adviser shall not be required to respond to inquiries from the Adviser with regard to specific securities other than securities which are or have been held by the Growth and Income Series during the time this Agreement is in effect. The Adviser reserves the right, subject to shareholder approval as required by law, to limit the authority of the Sub-Adviser herein solely in its discretion. The Sub-Adviser shall, for all purposes stated herein, be deemed an independent contractor and shall not have custody of any of the assets of the Trust nor authority to act for or represent the Growth and Income Series except as expressly provided herein.

  4. The Sub-Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Growth and Income Series, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser or sub-adviser. The Sub-Adviser is authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Growth and Income Series to pay a member of a securities exchange or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research service (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which the Sub-Adviser exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

  5. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for performance of its services pursuant to this Agreement.

  6. The Sub-Adviser, its officers, directors and employees, shall make available and provide such information relating to itself, its organization, its personnel, and its activities as may be required by the Trust in the preparation of registration statements, prospectuses, proxy materials, reports and other documents required by federal and state securities laws. In addition, the Sub-Adviser, its officers, directors and employees shall provide such information to the Board of Trustees of the Trust as said Board shall request and which may be reasonably necessary for the Board to evaluate the terms of this Agreement in accordance with the requirements of the Investment Company Act of 1940.

  7. The Sub-Adviser agrees to maintain and preserve for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books, and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification. The Sub-Adviser agrees that all accounts, books and other records maintained and preserved as required hereby shall be subject at any time, and from time to time, to such reasonable periodic' special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that any books and records maintained by the Sub-Adviser on behalf of the Trust shall, at all times remain the property of the Trust. Moreover, the Adviser agrees to supply the Sub-Adviser with copies of all documents filed by the Trust with the Securities and Exchange Commission and with such other information relating to the Trust's affairs as the Sub-Adviser may reasonably request.

  8. The Adviser shall pay the Sub-Adviser a fee, based on the value of the net assets of each of the Growth and Income Series for which it serves as Sub-Adviser subject to this Agreement as determined in accordance with the Trust's current prospectus and statement of additional information, and computed as follows:

  (a) The fee shall be at the annual rate of 0.35 of 1% of the average daily net assets of each of the Growth and Income Series.

  (b) The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Adviser as soon as is practicable after the end of each succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate described in subparagraph (a) of this Paragraph 8, and multiplying this product by the net assets of the Growth and Income Series as determined in accordance with the procedures set forth in the Trust's current prospectus and statement of additional information as of the close of business on the previous business day.

  9. The Adviser agrees to furnish the Sub-Adviser at its principal office all post-effective amendments to the Trust's registration statement and all prospectuses, statements of additional information, proxy materials, reports to shareholders, sales literature, and other material prepared for distribution to persons having a beneficial interest in shares of the Growth and Income Series, or to the public, which refer in any way to the Sub-Adviser ten (10) days prior to use thereof and not to use such material if the Sub-Adviser shall object thereto in writing within seven (7) days after receipt of such material. In the event of termination of this Agreement, the Adviser shall ensure that the Growth and Income Series will, on written request of the Sub-Adviser, forthwith delete any reference to the Sub-Adviser from any materials described in the preceding sentence. The Adviser shall furnish or otherwise make available to the Sub-Adviser such other information relating to the business affairs of the Trust and the Growth and Income Series as the Sub-Adviser at any time, or from time to time, reasonably requires in order to discharge its obligations hereunder.

  10. Nothing herein contained shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render investment supervisory and management administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms, or corporations, or to engage in other business activities. The Adviser understands and agrees that the Sub-Adviser may give advice and take action with respect to any of its other clients which may differ from advice given to the Adviser so long as it is the Sub-Adviser's policy, to the extent practical, to allocate investment opportunities to the Growth and Income Series over a period of time on a fair and equitable basis relative to other clients. It is understood that the Sub-Adviser shall not have any obligation to recommend for purchase or sale, for the Growth and Income Series any security which the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Growth and Income Series. In discharging its duties hereunder, Sub-Adviser shall be governed by the requirements of the Investment Company Act of 1940, including, but not limited to, Section 17 thereof.

  11. The Sub-Adviser shall not purchase or sell, or recommend the purchase or sale of the securities of any issuer for the Growth and Income Series on the basis of any material non-public ("inside") information.

  12. (a) This Agreement shall take effect as to each of the Growth and Income Series on __________________, 1997 ("Effective Date") and shall continue in effect for a period of two years provided that prior to the Effective Date the terms of this Agreement have been approved by a vote of (i) a majority of the members of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding "voting securities" (as defined in the Act) of the Growth and Income Series.

       (b) This Agreement shall continue in effect from year to year after the initial period so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Growth and Income Series, and, concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Growth and Income Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party; and the Sub-Adviser shall not have notified the Adviser nor shall the Adviser have notified the Sub-Adviser in writing that it does not desire such continuation at least sixty (60) days prior to the termination date of this Agreement.

       (c) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) days' notice in writing to the other party, or by the Growth and Income Series upon sixty (60) days' prior written notice to both parties hereto, provided, that in the case of termination by the Growth and Income Series, such actions shall have been authorized by resolution of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Growth and Income Series.

       (d) This Agreement may not be amended without the written consent of the Adviser and Sub-Adviser, and affirmative vote of a majority of the outstanding voting securities of the Growth and Income Series and by a vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  13. This Agreement shall terminate automatically in the event of its assignment by either party. For the purpose of this paragraph, the term "assignment" shall have the meaning set forth in Section 2(a)(4) of the Investment Company Act of 1940.

  14. To the extent that such is required by state law, if the aggregate expenses of the Growth and Income Series in any fiscal year exceed 2.5% of the first $30,000,000 of the average net asset value of the Series for that year, 2.0% of the next $70,000,000 of the average net asset value of such Series for that year, plus 1.5% of the remaining average net assets for that year (all calculated on a daily basis), the Sub-Adviser agrees to waive such portion of its fee, as may be necessary to provide for any such excess expenses, but such waiver shall not exceed the full amount of the fee for such year except as may be elected by the Sub-Adviser in its discretion. For this purpose, aggregate expenses of the Growth and Income Series shall include the compensation of the Adviser, but shall exclude interest, taxes, brokerage fees on portfolio transactions, commissions paid on the distribution of Trust shares, and certain extraordinary expenses including litigation expenses. For the purposes of this paragraph the term "fiscal year" shall be prorated in the event of a period of less than a full fiscal year. The expense limitation shall be that part of 2.5%, 2.0% or 1.5% as the case may be, proportional to the portion of a full fiscal year elapsed.

  15. Neither the Sub-Adviser nor any of its officers, directors, or employees, performing services under this Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by the Sub-Adviser or such person of the duties of the Sub-Adviser under this Agreement.

  16. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States Courts, and by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "affiliated person," as used in paragraph 8, and "vote of a majority of the outstanding voting securities," and "interested person," as used in paragraph 10 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940. In addition, where the effect of a requirement of the Investment Company Act of 1940 reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission or state regulatory authorities, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  17. Unless otherwise specified herein, all notices, instructions and advice with respect to securities transactions or other matters contemplated by this Agreement shall be deemed duly given to Sub-Adviser when received in writing by Sub-Adviser at 100 East Pratt Street, Baltimore, Maryland 21202, to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064 and to the Adviser at 11365 West Olympic Boulevard, Los Angeles, California 90064. Sub-Adviser may rely upon any notice (written or oral) from any person which Sub-Adviser reasonably believes to be genuine and authorized.

  18. Nothing herein contained shall be deemed to prevent the Adviser from contracting with other investment advisory organizations other than Sub-Adviser to provide investment advisory services on a sub-advisory basis to one or more investment series of the Trust other than the Growth and Income Series.

  19. This writing constitutes the entire agreement between the parties and no conditions or warranties shall be implied herefrom unless expressly set forth herein.

  20.  This Agreement shall be governed by the laws of the State of Delaware.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers "hereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and the year first above written.



                                        SECURITY FIRST INVESTMENT
                                        MANAGEMENT CORPORATION
Attest:


                                        By:
-----------------------------              --------------------------
Secretary


                                        T. ROWE PRICE ASSOCIATES, INC.
Attest:


                                        By:
-----------------------------              --------------------------
Secretary

                                                                    Exhibit 2(b)



                             SUB-ADVISORY AGREEMENT

                                    between

                SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

                                      and

                            NEUBERGER & BERMAN, LLC


     SUB-ADVISORY AGREEMENT, made this _____ day of ________, 1997, by and between SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Adviser"), and NEUBERGER & BERMAN, LLC, a limited liability company organized and existing under the laws of Delaware, (the "Sub-Adviser").

                                  WITNESSETH:

     WHEREAS, Security First Trust (the "Trust") is an open-end, diversified, management investment company, registered as such under the Investment Company Act of 1940 consisting of multiple investment series; and

     WHEREAS, shares of the Trust are made available only to fund variable contracts offered by life insurance companies; and

     WHEREAS, at present the Trust is comprised of four investment series, one of which is the Bond Series, (the "Bond. Series"), which are to be operated as the underlying investment media for certain variable contracts funded through separate accounts of life insurance companies; and

     WHEREAS, the Trust has contracted with the Adviser for the Adviser to provide investment advisory, business management and administrative services to the investment series of the Trust pursuant to a Master Investment Management and Advisory Agreement; and

     WHEREAS, the Adviser is authorized by the terms of the Master Investment Management and Advisory Agreement with the Trust to enter into sub-advisory agreements with third parties; and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services to registered investment companies and other clients and is registered as an investment adviser under the Investment Advisers Act of 1940;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1. The Adviser acts as investment adviser and manager for the Bond Series pursuant to a Master Investment Advisory Agreement, and as such has authority and responsibility for supervising and directing the investments of the Bond Series in accordance with its investment objectives and policies, programs and restrictions as stated in the Trust's registration statement and its current prospectus and statement of additional information, and such other limitations as are imposed upon the Trust pursuant to section 817 (h) of the Internal Revenue Code of 1986. Pursuant to its agreement with the Trust, the Adviser, as agent and attorney-in-fact for the Bond Series may, when it deems appropriate,
(a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds or other securities, and (b) place orders for the execution of such security transactions with or through such brokers, dealers or issuers as the Adviser may select subject, however, at all times to the supervision of the Board of Trustees of the Trust. The Adviser may delegate any of the foregoing authority to Sub-Adviser; provided, however, that nothing in this Agreement shall be interpreted to derogate the responsibilities of the Adviser to the Trust or the Bond Series under the aforementioned Master Investment Management and Advisory Agreement.

     2. The Adviser hereby employs Sub-Adviser to render the advisory services set forth herein for the fee specified herein.

     3. During the term of this Agreement, or any continuance or extension thereof, and unless otherwise limited by the Adviser as hereinafter provided, the Sub-Adviser will, to the best of its ability, exercise investment discretion on behalf of the Bond Series with respect to the purchase, holding or sale of securities in accordance with the stated investment objectives and policies of the Bond Series as communicated to the Sub-Adviser by Adviser in writing and as is required to comply with the terms of the Master Investment Management and Advisory Agreement, the diversification requirements of the Investment Company Act of 1940 and section 817 (h) of the Internal Revenue Code. The Sub-Adviser shall not be required to respond to inquiries from the Adviser with regard to specific securities other than securities which are or have been held by the Bond Series during the time this Agreement is in effect. The Adviser reserves the right, subject to shareholder approval as required by law, to limit the authority of the Sub-Adviser herein solely in its discretion. The Sub-Adviser shall, for all purposes stated herein, be deemed an independent contractor and shall not have custody of any of the assets of the Trust nor authority to act for or represent the Bond Series except as expressly provided herein.

     4. The Sub-Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Bond Series, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser or sub-adviser.

     5. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for performance of its services pursuant to this Agreement.

     6. The Sub-Adviser, its officers, directors and employees, shall make available and provide such information relating to itself, its organization, its personnel, and its activities as may be required by the Trust in the preparation of registration statements, prospectuses, proxy materials, reports and other documents required by federal and state securities laws. In addition, the Sub-Adviser, its officers, directors and employees shall provide such information to the Board of Trustees of the Trust as said Board shall request and which may be reasonably necessary for the Board to evaluate the terms of this Agreement in accordance with the requirements of the Investment Company Act of 1940.

     7. The Sub-Adviser agrees to maintain and preserve for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books, and other documents as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification. The Sub-Adviser agrees that all accounts, books and other records maintained and preserved as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that any books and records maintained by the Sub-Adviser on behalf of the Trust shall, at all times remain the property of the Trust. Moreover, the Adviser agrees to supply the Sub-Adviser with copies of all documents filed by the Trust with the Securities and Exchange Commission and with such other information relating to the Trust's affairs as the Sub-Adviser may reasonably request.

     8. The Adviser shall pay the Sub-Adviser a fee, based on the value of the net assets of each of the Bond Series for which it serves as Sub-Adviser subject to this Agreement as determined in accordance with the Trust's current prospectus and statement of additional information, and computed as follows:

     (a) The fee shall be at the annual rate of 0.35 of 1% of the average daily net assets of the Bond Series.

     (b) The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Adviser as soon as is practicable after the end of each succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate described in subparagraph (a) of this Paragraph 8, and multiplying this product by the net assets of the Bond Series as determined in accordance with the procedures set forth in the Trust's current prospectus and statement of additional information as of the close of business on the previous business day.

     9. The Adviser agrees to furnish the Sub-Adviser at its principal office all post-effective amendments to the Trust's registration statement and all prospectuses, statements of additional information, proxy materials, reports to shareholders, sales literature, and other material prepared for distribution to persons having a beneficial interest in shares of the Bond Series, or to the public, which refer in any way to the Sub-Adviser ten (10) days prior to use thereof and not to use such material if the Sub-Adviser shall object thereto in writing within seven (7) days after receipt of such material. In the event of termination of this Agreement, the Adviser shall ensure that the Bond Series will, on written request of the Sub-Adviser, forthwith delete any reference to the Sub-Adviser from any materials described in the preceding sentence. The Adviser shall furnish or otherwise make available to the Sub-Adviser such other information relating to the business affairs of the Trust and the Bond Series as the Sub-Adviser at any time, or from time to time, reasonably requires in order to discharge its obligations hereunder.

     10. Nothing herein contained shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render investment supervisory and management administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms, or corporations, or to engage in other business activities. The Adviser understands and agrees that the Sub-Adviser may give advice and take action with respect to any of its other clients which may differ from advice given to the Adviser so long as it is the Sub-Adviser's policy, to the extent practical, to allocate investment opportunities to the Bond Series over a period of time on a fair and equitable basis relative to other clients. It is understood that the Sub-Adviser shall not have any obligation to recommend for purchase or sale, for the Bond Series any security which the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Bond Series. In discharging its duties hereunder, Sub-Adviser shall be governed by the requirements of the Investment Company Act of 1940, including, but not limited to, Section 17 thereof.

     11. The Sub-Adviser shall not purchase or sell, or recommend the purchase or sale of the securities of any issuer for the Bond Series on the basis of any material non-public ("inside") information.

     12. (a) This Agreement shall take effect as to the Bond Series on _________ ___, 1997 ("Effective Date") and shall continue in effect for a period of one year provided that prior to the Effective Date the terms of this Agreement have been approved by a vote of (i) a majority of the members of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding "voting securities" (as defined in the Act) of the Bond Series.

     (b) This Agreement shall continue in effect from year to year after the initial period so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Bond Series, and, concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Bond Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party; and the Sub-Adviser shall not have notified the Adviser nor shall the Adviser have notified the Sub-Adviser in writing that it does not desire such continuation at least sixty (60) days prior to the termination date of this Agreement.

     (c) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) days' notice in writing to the other party, or by the Bond Series upon sixty (60) days' prior written notice to both parties hereto, provided, that in the case of termination by the Bond Series, such actions shall have been authorized by resolution of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Bond Series.

     (d) This Agreement may not be amended without the written consent of the Adviser and Sub-Adviser, and, to the extent required by the Investment Company Act of 1940, an affirmative vote of a majority of the outstanding voting securities of the Bond Series and by a vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     13. This Agreement shall terminate automatically in the event of its assignment by either party. For the purpose of this paragraph, the term "assignment" shall have the meaning set forth in Section 2 (a) (4) of the Investment Company Act of 1940.

     14. To the extent that such is required by state law, if the aggregate expenses of the Bond Series in any fiscal year exceed 2.5% of the first $30,000,000 of the average net asset value of the Series for that year, 2.0% of the next $70,000,000 of the average net asset value of such Series for that year, plus 1.5% of the remaining average net assets for that year (all calculated on a daily basis), the Sub-Adviser agrees to waive such portion of its fee, as may be necessary to provide for any such excess expenses, but such waiver shall not exceed the full amount of the fee for such year except as may be elected by the Sub-Adviser in its discretion. For this purpose, aggregate expenses of the Bond Series shall include the compensation of the Adviser, but shall exclude interest, taxes, brokerage fees on portfolio transactions, commissions paid on the distribution of Trust shares, and certain extraordinary expenses including litigation expenses. For the purposes of this paragraph the term "fiscal year" shall be prorated in the event of a period of less than a full fiscal year. The expense limitation shall be that part of 2.5%, 2.0% or 1.5% as the case may be, proportional to the portion of a full fiscal year elapsed.

     15. Neither the Sub-Adviser nor any of its principals, officers, directors, or employees, performing services under this Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by the Sub-Adviser or such person of the duties of the Sub-Adviser under this Agreement.

     16. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States Courts, and by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act. Specifically, the terms "affiliated person," as used in paragraph 8, and "vote of a majority of the outstanding voting securities," and "interested person," as used in paragraph 10 hereof, shall have the meanings assigned to them by Section 2 (a) of the Investment Company Act of 1940. In addition, where the effect of a requirement of the Investment Company Act of 1940 reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission or state regulatory authorities, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Unless otherwise specified herein, all notices, instructions and advice with respect to securities transactions or other matters contemplated by this Agreement shall be deemed duly given to Sub-Adviser when received in writing by Sub-Adviser at Neuberger & Berman, LLC, 605 Third Avenue, New York, New York 10158-3698, Attention: C. Carl Randolph, to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064 and to the Adviser at 11365 West Olympic Boulevard, Los Angeles, California 90064. Sub-Adviser may rely upon any notice (written or oral) from any person which Sub-Adviser reasonably believes to be genuine and authorized.

     18. Nothing herein contained shall be deemed to prevent the Adviser from contracting with other investment advisory organizations other than Sub-Adviser to provide investment advisory services on a sub-advisory basis to one or more investment series of the Trust other than the Bond Series.

     19. This writing constitutes the entire agreement between the parties and no conditions or warranties shall be implied herefrom unless expressly set forth herein.

     20. This Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and the year first above written.


                                      SECURITY FIRST INVESTMENT
Attest:                               MANAGEMENT CORPORATION


_______________________               By:__________________________
Secretary



Attest:                               NEUBERGER & BERMAN, LLC


_______________________               By:_____________________________
Secretary

                                                                    EXHIBIT 2(c)


                             SUBADVISORY AGREEMENT

                                    between

                SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

                                      and

                        VIRTUS CAPITAL MANAGEMENT, INC.

     SUB-ADVISORY AGREEMENT ("Agreement"), made this ______ day of ____________, 1997, by and between SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Adviser"), and VIRTUS CAPITAL MANAGEMENT, INC., (the "Subadviser"), a subsidiary of Signet Trust Company, a banking association organized and existing under the laws of the State of Virginia.


                                  WITNESSETH:

     WHEREAS, Security First Trust (the "Trust"), is an open-end, diversified, management investment company registered as such under the Investment Company Act of 1940 ("Act") consisting of multiple investment series; and

     WHEREAS, shares of the Trust are made available to fund variable contracts offered by life insurance companies; and

     WHEREAS, at present the Trust is comprised of four investment series, two of which, the Value Equity Series and the U.S. Government Income Series (collectively, the "Virtus Series"), are the subject of this Agreement; and

     WHEREAS, the Trust has contracted with the Adviser for the Adviser to provide investment advisory, business management and administrative services to the Trust on behalf of the Virtus Series pursuant to a Master Investment Management and Advisory Agreement (the "Advisory Agreement"); and

     WHEREAS, the Adviser is authorized by the terms of the Advisory Agreement to enter into subadvisory agreements with third parties; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment management services and desires to serve as subadviser for the Virtus Series;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1. The Adviser shall act as investment adviser and manager for each of the Virtus Series pursuant to the Advisory Agreement, and as such has authority and responsibility for supervising and directing the investments of the Virtus Series in accordance with their investment objectives and policies, programs and restrictions as stated in the Trust's registration statement and its current prospectus and statement of additional information, and such other limitations as are imposed upon the Trust pursuant to section 817(h) of the Internal Revenue Code. Pursuant to its agreement with the Trust, the Adviser, as agent and attorney-in-fact for the Trust on behalf of the Virtus Series may, when it deems appropriate, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds or other securities, and (b) place orders for the execution of such security transactions with or through such brokers, dealers or issuers as the Adviser may select subject, however, at all times to the supervision of the Board of Trustees of the Trust. The Adviser may delegate any of the foregoing authority to Subadviser; provided, however, that nothing in this Agreement shall be interpreted to derogate the responsibilities of the Adviser to the Trust or the Virtus Series under the aforementioned Advisory Agreement.

     2. The Adviser hereby employs Subadviser to render the advisory services set forth herein for the fee specified herein.

     3. During the term of this Agreement, or any extension thereof, and unless otherwise limited by the Adviser as hereinafter provided, the Subadviser will, to the best of its ability, exercise investment discretion on behalf of the Virtus Series with respect to the purchase, holding or sale of securities in accordance with the stated investment objectives and policies of the respective Virtus Series as communicated to the Subadviser by the Adviser and as is required to comply with the terms of the Advisory Agreement, the diversification requirements of the Act and section 817(h) of the Internal Revenue Code. The Subadviser shall not be required to respond to inquiries from the Adviser with regard to specific securities other than securities which are or have been held by the Virtus Series during the time this Agreement is in effect. The Adviser reserves the right, subject to shareholder approval as required by law, to limit the authority of the Subadviser herein solely in its discretion. The Subadviser shall, for all purposes stated herein, be deemed an independent contractor and shall not have custody of any of the assets of the Trust nor authority to act for or represent the Virtus Series except as expressly provided herein.

     4. The Subadviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Subadviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Virtus Series, or in the discharge of Subadviser's overall responsibilities with respect to the other accounts which it serves as investment adviser or subadviser. The Subadviser is authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Virtus Series to pay a member of a securities exchange or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which the Subadviser exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

     5. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for performance of its services pursuant to this Agreement.

     6. The Subadviser, its directors, officers and employees, shall make available and provide such information relating to itself, its organization, its personnel, and its activities as may be required by the Trust in the preparation of registration statements, prospectuses, proxy materials, reports and other documents required by federal and state securities laws. In addition, the Subadviser, its directors, officers and employees shall provide such information to the Board of Trustees of the Trust as said Board shall request and which may be reasonably necessary for the Board to evaluate the terms of this Agreement in accordance with the requirements of the Act.

     7. The Subadviser agrees to maintain and preserve for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books, and other documents relating to the Virtus Series as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification. The Subadviser agrees that all accounts, books and other records maintained and preserved as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that any books and records maintained by the Subadviser on behalf of the Trust shall at all times remain the property of the Trust. Moreover, the Adviser agrees to supply the Subadviser with copies of all documents filed by the Trust with the Securities and Exchange Commission and with such other information relating to the Trust's affairs as the Subadviser may reasonably request.

     8. The Adviser shall pay the Subadviser a fee, based on the value of the net assets of each of the Virtus Series as determined in accordance with the Trust's current prospectus and statement of additional information, and computed as follows:

     (a) The fee shall be at the annual rate of 0.75 of 1% of the average daily net assets of each of the Virtus Series.

     (b) The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as is practicable after the end of each month and, in any event, by the tenth day of each succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate described in subparagraph (a) of this Paragraph 8, and multiplying this product by the net assets of each of the Virtus Series as determined in accordance with the procedures set forth in the Trust's current prospectus and statement of additional information as of the close of business on the previous business day.

     9. The Adviser agrees to furnish the Subadviser at its principal office all post-effective amendments to the Trust's registration statement and all prospectuses, statements of additional information, proxy materials, reports to shareholders, sales literature, and other material prepared for distribution to persons having a beneficial interest in shares of the Virtus Series, or to the public, which refer in any way to the Subadviser ten (10) days prior to use thereof and not to use such material if the Subadviser shall object thereto in writing within seven (7) days after receipt of such material. In the event of termination of this Agreement, the Adviser shall ensure that the Trust will, on written request of the Subadviser, forthwith delete any reference to the Subadviser from any materials described in the preceding sentence. The Adviser shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust and the Virtus Series as the Subadviser at any time, or from time to time, reasonably requires in order to discharge its obligations hereunder.

     10. Nothing herein contained shall limit the freedom of the Subadviser or any affiliated person of the Subadviser to render investment supervisory and management administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms, or corporations, or to engage in other business activities. The Adviser understands and agrees that the Subadviser may give advice and take action with respect to any of its other clients which may differ from action taken under this Agreement so long as it is the Subadviser's policy, to the extent practical, to allocate investment opportunities to the Virtus Series over a period of time on a fair and equitable basis relative to other clients. It is understood that the Subadviser shall not have any obligation to purchase or sell for the Virtus Series any security which the Subadviser, its principals, affiliated persons or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Virtus Series. In discharging its duties hereunder, Subadviser shall be governed by the requirements of the Act, including, but not limited to, Section 17 thereof.

     11. The Subadviser shall not purchase or sell, or recommend the purchase or sale of the securities of any issuer for the Virtus Series on the basis of any material non-public ("inside") information.

     12. (a) This Agreement shall take effect as to each Virtus Series on ____________, 1997 ("Effective Date") and shall continue in effect for a period of two years provided that prior to the Effective Date the terms of this Agreement have been approved by a vote of (a) a majority of the members of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding "voting securities" (as defined in the Act) of each such Virtus Series.

          (b) This Agreement shall continue in effect as to a Virtus Series from year to year after the initial two year period described above so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Virtus Series, and, concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Virtus Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party; and the

Subadviser shall not have notified the Adviser nor shall the Adviser have notified the Subadviser in writing that it does not desire such continuation at least sixty (60) days prior to the termination date of this Agreement.

          (c) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) days' notice in writing to the other party, or by either or both of the Virtus Series upon sixty (60) days' prior written notice to both parties hereto, provided, that in the case of termination by one or both of the Virtus Series, such actions shall have been authorized by resolution of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the affected Virtus Series.

          (d) This Agreement may not be amended without the written consent of the Adviser and Subadviser, and affirmative vote of a majority of the outstanding voting securities of the affected Virtus Series and by a vote of a majority of the Board of Trustees of the Trust including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

          (e) It is understood and agreed that this Agreement may be approved, continued, terminated without penalty or amended as to either of the Virtus Series without affecting the other Virtus Series. The approval, continuation, termination without penalty or amendment of this Agreement shall be conditioned upon the actions of each of the Virtus Series acting as a separate entity. Failure to approve or continue this Agreement or the vote to terminate this Agreement as to one Virtus Series shall not act to negate this Agreement as to the other Virtus Series.

     13. This Agreement shall terminate automatically in the event of its assignment by either party. For the purpose of this paragraph, the term "assignment" shall have the meaning set forth in Section 2(a)(4) of the Act.

     14. If the aggregate expenses of a Virtus Series exceed any applicable state expense limitations and the Adviser waives all or a portion of its fees attributable to such Virtus Series pursuant to Paragraph 10 of the Advisory Agreement dated _______________, 1997, the Subadviser agrees to waive such portion of its fee under this Agreement attributable to that Series as may be necessary to provide for any such excess expenses, but such waiver shall not exceed the full amount of the fee for such year except as may be elected by the Subadviser in its discretion or as provided hereinbelow. For this purpose, aggregate expenses of a Virtus Series shall include the compensation of the Adviser, but shall exclude interest, taxes, brokerage fees on portfolio transactions, commissions paid on the distribution of shares, and certain extraordinary expenses including litigation expenses. For the purposes of this paragraph the term "fiscal year" shall be prorated in the event of a period of less than a full fiscal year. The expense limitation shall be that part of the applicable annual expense limitation proportional to the portion of a full fiscal year elapsed. Notwithstanding the foregoing, the Adviser and Subadviser may voluntarily agree to waive their respective fees, or to make contributions to a Virtus Series, so as to reduce the expenses of the Virtus Series below that required by law.

     15. Neither the Subadviser nor any of its officers, directors, or employees performing services under this Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Subadviser or such person of the duties of the Subadviser or from reckless disregard by the Subadviser or such person of the duties of the Subadviser under this Agreement.

     16. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States Courts, and by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "affiliated person," as used in paragraph 10, and "vote of a majority of the outstanding voting securities," and "interested person," as used in paragraph 12 hereof, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Unless otherwise specified herein, all notices, instructions and advice with respect to securities transactions or other matters contemplated by this Agreement shall be deemed duly given to Subadviser when received in writing by Subadviser at 7 North Eighth Street, Richmond, Virginia 23219, to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064 and to the Adviser at 11365 West Olympic Boulevard, Los Angeles, California 90064. The Subadviser may rely upon any notice (written or oral) from any person which the Subadviser reasonably believes to be genuine and authorized.

     18. Nothing herein contained shall be deemed to prevent the Adviser from contracting with investment advisory organizations other than Subadviser to provide investment advisory services on a subadvisory basis to one or more investment series of the Trust other than the Virtus Series.

     19. This writing constitutes the entire agreement between the parties and no conditions or warranties shall be implied herefrom unless expressly set forth herein.

     20.  This Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and the year first above written.

                                            SECURITY FIRST INVESTMENT
                                              MANAGEMENT CORPORATION


Attest:


                                            By:
-----------------------------                  ---------------------------------
Secretary


                                            VIRTUS CAPITAL MANAGEMENT, INC.


Attest:


                                            By:
-----------------------------                  ---------------------------------
Secretary

                                     PROXY

                                  Bond Series

                             SECURITY FIRST TRUST

                SPECIAL MEETING TO BE HELD ON OCTOBER __, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard C. Pearson, Robert G. Mepham and Melvin
M. Hawkrigg, and each or any of them, proxies, with power of substitution, to vote all Trust shares of the Bond Series of Security First Trust held by undersigned at the Meeting of Shareholders of the Bond Series, to be held at the offices of Security First Group, Inc., 11365 West Olympic Boulevard, Los Angeles, California, 90064, on October __, 1997, at 10:00 a.m., Pacific Time, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. APPROVAL OF THE MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT BETWEEN SECURITY FIRST TRUST AND SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

          FOR              AGAINST               ABSTAIN
     ----             ----                  ----


          (a) When Metropolitan Life Insurance Company ("MetLife") becomes the ultimate parent of Security Management, the investment adviser to the Trust; and

          (b) In the interim should The Great-West Life Assurance Company and Great-West Lifeco Inc. become the ultimate parent of Security Management before the closing of the MetLife transaction;


2. APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION AND NEUBERGER & BERMAN LLC

          FOR              AGAINST               ABSTAIN
     ----             ----                  ----

Bond Series Share Balance as of September __, 1997:

                                         Dated _____________, 1997

                                         -------------------------
                                         Signature

                                         -------------------------
                                         Signature if held jointly

NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEM 1 AND ITEM 2.

                                     PROXY

                    T. Rowe Price Growth and Income Series


                             SECURITY FIRST TRUST

                SPECIAL MEETING TO BE HELD ON OCTOBER __, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard C. Pearson, Robert G. Mepham and Melvin
M. Hawkrigg, and each or any of them, proxies, with power of substitution, to vote all Trust shares of the T. Rowe Price Growth and Income Series of Security First Trust held by undersigned at the Meeting of Shareholders of the T. Rowe Price Growth and Income Series, to be held at the offices of Security First Group, Inc., 11365 West Olympic Boulevard, Los Angeles, California, 90064, on October __, 1997, at 10:00 a.m., Pacific Time, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. APPROVAL OF THE MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT BETWEEN SECURITY FIRST TRUST AND SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

          FOR                     AGAINST                   ABSTAIN
     ----                    ----                      ----


          (a) When Metropolitan Life Insurance Company ("MetLife") becomes the ultimate parent of Security Management, the investment adviser to the Trust; and

          (b) In the interim should The Great-West Life Assurance Company and Great-West Lifeco Inc. become the ultimate parent of Security Management before the closing of the MetLife transaction;


2. APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION AND T. ROWE PRICE ASSOCIATES

          FOR                     AGAINST                   ABSTAIN
     ----                    ----                      ----

T. Rowe Price Growth and Income Series Share Balance as of September __, 1997:

                                                  Dated              , 1997
                                                        -------------

                                                  -------------------------
                                                  Signature

                                                  -------------------------
                                                  Signature if held jointly

NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEM 1 AND ITEM 2.

                                     PROXY

                             Virtus Equity Series

                             SECURITY FIRST TRUST

                SPECIAL MEETING TO BE HELD ON OCTOBER __, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard C. Pearson, Robert G. Mepham and Melvin
M. Hawkrigg, and each or any of them, proxies, with power of substitution, to vote all Trust shares of the Virtus Equity Series of Security First Trust held by undersigned at the Meeting of Shareholders of the Virtus Equity Series, to be held at the offices of Security First Group, Inc., 11365 West Olympic Boulevard, Los Angeles, California, 90064, on October __, 1997, at 10:00 a.m., Pacific Time, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. APPROVAL OF THE MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT BETWEEN SECURITY FIRST TRUST AND SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

          FOR              AGAINST               ABSTAIN
     ----             ----                  ----


          (a) When Metropolitan Life Insurance Company ("MetLife") becomes the ultimate parent of Security Management, the investment adviser to the Trust; and

          (b) In the interim should The Great-West Life Assurance Company and Great-West Lifeco Inc. become the ultimate parent of Security Management before the closing of the MetLife transaction;

2. APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION AND VIRTUS CAPITAL MANAGEMENT, INC.

          FOR              AGAINST               ABSTAIN
     ----             ----                  ----

Virtus Equity Series Share Balance as of September __, 1997:

                                         Dated _____________, 1997

                                         -------------------------
                                         Signature

                                         -------------------------
                                         Signature if held jointly

NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEM 1 AND ITEM 2.

                                     PROXY

                     Virtus U.S. Government Income Series

                             SECURITY FIRST TRUST

                SPECIAL MEETING TO BE HELD ON OCTOBER __, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard C. Pearson, Robert G. Mepham and Melvin
M. Hawkrigg, and each or any of them, proxies, with power of substitution, to vote all Trust shares of the Virtus U.S. Government Income Series of Security First Trust held by undersigned at the Meeting of Shareholders of the Virtus U.S. Government Income Series, to be held at the offices of Security First Group, Inc., 11365 West Olympic Boulevard, Los Angeles, California, 90064, on October __, 1997, at 10:00 a.m., Pacific Time, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. APPROVAL OF THE MASTER INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT BETWEEN SECURITY FIRST TRUST AND SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

          FOR              AGAINST               ABSTAIN
     ----             ----                  ----


          (a) When Metropolitan Life Insurance Company ("MetLife") becomes the ultimate parent of Security Management, the investment adviser to the Trust; and

          (b) In the interim should The Great-West Life Assurance Company and Great-West Lifeco Inc become the ultimate parent of Security Management before the closing of the MetLife transaction;

2. APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION AND VIRTUS CAPITAL MANAGEMENT, INC.

          FOR              AGAINST               ABSTAIN
     ----             ----                  ----

Virtus U.S. Government Income Series Share Balance as of September __, 1997:

                                         Dated              , 1997
                                               -------------

                                         -------------------------
                                         Signature

                                         -------------------------
                                         Signature if held jointly

NOTE: When shares are held by joint tenants, both must sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE
VOTED FOR THE PROPOSALS IN ITEM 1 AND ITEM 2.